UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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Soliciting Material under §240.14a-12

Ribbon Communications Inc.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

We are Ribbon. $820M 2022 total revenue 1,000+ customers 140+ countries we serve 1,000+ patents ~3,200 global employees
Ribbon Communications (Nasdaq: RBBN) is a global provider of real-time communications software and IP Optical networking solutions to service providers, enterprises and critical infrastructure sectors.
We engage deeply with our customers, helping them modernize their networks for improved competitive positioning and business outcomes in today’s smart, always-on and data-hungry world.
Our innovative, end-to-end solutions portfolio delivers unparalleled scale, performance and agility, including core to edge software-centric solutions, cloud-native platforms, leading-edge security and analytics tools, along with IP and optical networking solutions for broadband and mobile networks.
To learn more about Ribbon visit rbbn.com.

Our Culture
At Ribbon, our culture defines us. Our relentless focus on the customer, coupled with our entrepreneurial spirit, has solidified our position as one of the market- leading solutions leaders in the global telecommunications industry. Our culture’s foundation is based on our core values of innovation, imagination, execution and ethical responsibility. These shared values provide the platform for our employees, allowing them to share a global connection while simultaneously celebrating our diversity.

Dear Stockholder:
2022 was a major transition year as we pursue our mission to establish Ribbon as a global technology provider to Service Providers and Enterprises, solving our customers’ most challenging communications issues and connecting people and devices seamlessly anytime, anywhere. We ended the year in a much stronger position than when the year began, and continue to see the momentum building in 2023 and project a return to profitable growth!
2022 Financial Highlights
Our financial performance in the first half of 2022 was below our expectations and impacted by continued supply chain-related issues and a lower level of business in our IP Optical segment. But momentum increased significantly in the second half as we started to benefit from the introduction of several new products, culminating in a very strong 4th quarter. This has continued into 2023, with revenue in the first quarter of 2023 growing 7.5% year over year and strong bookings.
Sales in our IP Optical Networks segment in 2022 increased 8% for the full year versus 2021 and increased 36% in the second half of 2022 compared to the first half, with several new customer wins and growth with existing customers. Business with major Service Providers, such as Bharti Airtel, MTN Global Connect, Rogers and others, was complemented by growth with critical infrastructure providers in Europe and rural telecom operators in the U.S. Gross margins also improved in the second half with higher volume and lower supply chain expenses, and we narrowed the contribution loss significantly.
In our Cloud & Edge segment, sales declined by 9% year over year with lower sales to Service Provider customers, partially offset by 9% growth in sales to Enterprise customers from our increased focus on the Enterprise market vertical. Adjusted EBITDA contribution from the Cloud & Edge segment remained solid for the year.
Global Trends
The operating environment for Telecom providers remains healthy despite higher inflation and the growing risk of recession in certain industries. Consumers and Enterprises rely heavily on the services provided by our customers to enable a digital mobile lifestyle, and the competition for these customers is intense. It is imperative that our customers, both Service Providers and Enterprise, invest in their communication infrastructure in order to stay competitive.

Bruce McClelland, President and CEO
“We ended the year in a much stronger position than when the year began, and continue to see the momentum building in 2023 and project a return to profitable growth!”
There are several common themes that we hear from our customers on how they are prioritizing their investments in 2023:
■
Mobile.

For the majority of Communication Service Providers, the final connection to the consumer is almost always a wireless connection. The adoption of 5G technology to enable an improved user experience, and unlock new revenue-generating services, has reached critical mass. The higher speed and capacity provided by 5G require increased fiber capacity and coverage, and broader deployment of IP connectivity to the edge of the network.
■
Broadband.

While the Internet had already become a critical service for the majority of people around the world, the COVID-19 pandemic raised the priority to a new level. Availability of fiber-based Internet access is now considered a socio-economic human right, and investment continues to surge, supported by large-scale federal stimulus programs that are injecting tens of billions of dollars to improve access and quality. In the U.S., this includes programs such as the $20 billion Rural Digital Opportunity Fund (RDOF), the $10 billion America Rescue Plan Act (ARPA), the $1.67 billion USDA ReConnect program, and the $42.5 billion Broadband Equity, Access and Deployment program (BEAD).

■
Total Cost of Ownership.

Increased competition and impacts from inflation put a premium on every dollar spent, and a spotlight on the cost of maintaining both new platforms and legacy infrastructure. As a result, solutions that lower supports costs, reduce power consumption, and decrease real estate needs have grown in importance as a result.
■
Cloud.

There is clear recognition that significant benefit can be obtained by the adoption of a ‘digital’ or ‘cloud’-first approach to providing network services. Service Providers and Enterprises are re-inventing many aspects of their businesses to leverage the improved economics of Cloud, while accelerating new services and improving overall quality of experience. This extends to practically all aspects of traditional voice and data communications.
We believe that the products and solutions provided by Ribbon are directly aligned with these investment priorities and provide a robust operating environment despite macro environmental pressures.
Portfolio Excitement
As with any technology company, innovation is core to our ability to survive and thrive. Over the last two years, R&D investment has increased ~4%, but we have made a large shift where we are investing. We have optimized and improved efficiency in the more mature Cloud & Edge Secure Voice portfolio, reducing R&D by ~25%. And we have increased investment more than 60% in the much larger and higher growth IP Routing and Optical Transport portfolio.
We are realizing the benefits of these strategic shifts. We have now had three consecutive quarters of double-digit year-over-year revenue growth in our IP Optical Networks segment, and a product book-to-bill well above 1.0x. In the first quarter of 2023, more than 20% of the new product bookings were for new products introduced within the last six months, including a new Cell Site Router platform, several variants of our Neptune XDR 2000 routers, and a new version of our Apollo optical transport product line supporting higher capacity DWDM Long Haul applications. We also recently announced our next generation Apollo 9400 compact modular platform that supports 1.2 Terabit/second wavelengths leveraging the latest pluggable coherent optics technology, including a new 5nm process node DSP.
We also continue to bring to market new solutions to address the evolving voice communications landscape. Our portfolio of secure voice call control, policy and routing, and session management products are now available for both cloud-native and embedded dedicated hardware deployment approaches, leading the industry with flexibility and scalability. We have further differentiated our solutions with advanced analytics-based applications such as end-to-end service assurance, security, and fraud management, deployed at scale by many of the largest global Service Providers across hundreds of millions of devices and end points.
Organization and Leadership Update
At the beginning of 2023, we implemented the final phase of the integration of Ribbon and the former ECI Telecom, which we acquired in 2020. The Business Unit structure we implemented three years ago has served us well, providing separate empowered teams focused on the unique aspects of our portfolio. But we are now seeing a growing number of opportunities where we can leverage technology from both businesses in a combined solution, and closer collaboration and coordination would be beneficial. As a result, we have combined the leadership of the business units under Sam Bucci as Chief Operating Officer.
We also combined our global sales organization under a new executive, Dan Redington. Dan’s recent experience leading the North American Service Provider segment for Juniper Networks is proving to be a great asset, and emphasizes the importance of IP Networking in our growth strategy.
We have implemented these changes under the banner of Ribbon 3.0, reflecting the continued transformation of the company. We believe these structural changes will enable us to reduce our spending in 2023 by ~5%, adding ~$20M to our profitability relative to our expenses in 2022.

The Path Ahead
In addition to the improvements in the business fundamentals, our pipeline of new products, and our organizational changes, we have been successful in implementing a series of capital structure changes over the last year. We have raised ~$110M in new capital, enabling a reduction of our outstanding senior secured debt from ~$380M at December 31, 2021 to ~$250M at March 31, 2023. This provides us with a stable capital foundation on which to execute on our plan this year.
We are excited about the building momentum in our IP Optical Networks business, and are laser focused on achieving profitability in the second half of 2023 in this segment. In our Cloud & Edge business, the increased investment and focus we initiated ~21 months ago in the Enterprise market vertical is bearing fruit, and we have major opportunities with U.S. federal government agencies as they modernize their voice infrastructure beginning this year. As a result, we expect a significant improvement in profitability in 2023, setting the foundation for years to come.
We cordially invite you to participate in our annual meeting of stockholders at 10:00 a.m. (Eastern Time) on August 3, 2023, which will be held in a virtual meeting format. You will be able to attend the 2023 annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RBBN2023.
Whether you plan to attend the annual meeting virtually or not, it is important that your shares be represented and voted. Therefore, I urge you to promptly vote your proxy. Every stockholder’s vote is important.
Thank you for your continued confidence in Ribbon, and we look forward to speaking with you at the annual meeting!
Sincerely,
Bruce McClelland
President and CEO
June 20, 2023

NOTICE OF 2023 ANNUAL MEETING
OF STOCKHOLDERS
2023 Annual Meeting
Date and Time
August 3, 2023 10:00 a.m. Eastern Time
Virtual Meeting URL
www.virtualshareholdermeeting.com/RBBN2023
Record Date
You can vote electronically at, and are entitled to notice of, the 2023 Annual Meeting if you were a stockholder of record on June 9, 2023
Agenda
1	Election of eight directors named in the Proxy Statement
2	Ratification of the appointment of Deloitte & Touche LLP as Ribbon Communications’ independent registered public accounting firm for 2023
3	Approval, on a non-binding advisory basis, of the compensation of our named executive officers
4	Approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers
5	Approval of an amendment to Ribbon’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation
6	Transaction of other business, if any, as may properly come before the meeting or any adjournment, continuation or postponement thereof

Voting
Internet
www.proxyvote.com, 24/7
Telephone
Toll-free 1 (800) 690-6903
Mail
Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope
During the Annual Meeting
Enter the 16-digit control number you received with your proxy or voting instructions and attend the webcast of the meeting via the internet: www.virtualshareholdermeeting.com/ RBBN2023
A complete list of our stockholders as of the Record Date will be available for examination by any stockholder during the ten days prior to the 2023 Annual Meeting for a purpose germane to the 2023 Annual Meeting by sending an email to ir@rbbn.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of stockholders will also be available during the virtual meeting after you enter the virtual meeting using the 16-digit control number you received with the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions for the 2023 Annual Meeting. For additional information, see “How can I attend the meeting?” in the section entitled “Information about the Annual Meeting” in the Proxy Statement.

Whether or not you expect to attend the 2023 Annual Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the 2023 Annual Meeting. If you send in your proxy card, you may still decide to attend the 2023 Annual Meeting and vote your shares electronically. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement.
June 20, 2023	By Order of the Board of Directors, Patrick W. Macken Executive Vice President, Chief Legal Officer and Corporate Secretary
This Proxy Statement, form of proxy and the 2022 Annual Report are first being made available to stockholders on or about June 20, 2023.

1	SUMMARY INFORMATION
7	CORPORATE GOVERNANCE AND BOARD MATTERS
7	PROPOSAL 1 — Election of Directors
9	Director Nominees
15	Corporate Governance
15	Oversight of Risk Management
16	Board Composition and Stockholders Agreement
17	Director Experience and Tenure
18	Director Independence
19	Meeting Attendance
19	Board Committees
24	Director Nomination Process
24	Stockholder Nominations and Recommendations of Director Candidates
25	Board Leadership Structure
25	Executive Sessions of the Board
25	Additional Governance Matters
26	Transactions with Related Persons
28	Director Compensation
32	AUDIT MATTERS
32	PROPOSAL 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm
32	Deloitte Fees
33	Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
34	Audit Committee Report
35	EXECUTIVE OFFICERS
37	EXECUTIVE COMPENSATION
37	PROPOSAL 3 — Approval, on a Non-Binding Advisory Basis, of the Compensation of our Named Executive Officers
38	Compensation Discussion and Analysis
53	Compensation Committee Report
54	Executive Compensation Tables
54	2022 Summary Compensation Table
55	Grants of Plan-Based Awards in 2022
57	Outstanding Equity Awards at Fiscal Year-End
59	2020 Stock Vested
59	Severance and Change of Control Benefits
62	Potential Payments Upon Termination or Upon Change in Control
62	CEO Pay Ratio
64	Pay Versus Performance Disclosures
68	PROPOSAL 4 — Approval, on a Non-Binding, Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers
69	PROPOSAL 5 — Approval of an Amendment to the Ribbon Communications Inc. Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation
70	STOCK INFORMATION
70	Beneficial Ownership of Our Common Stock
72	ADDITIONAL INFORMATION
72	Information about the Annual Meeting
78	Stockholder Proposals for Inclusion in 2023 Proxy Statement
78	Stockholder Nominations and Proposals for Presentation at 2024 Annual Meeting
78	Stockholders Sharing the Same Address
79	Form 10-K
79	Other Matters
A-1	APPENDICES
A-1	APPENDIX A — Second Certificate of Amendment to the Restated Certificate of Incorporation of Ribbon Communications Inc.
B-1	APPENDIX B — Reconciliation of Non-GAAP Financial Measures

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 3, 2023
This Proxy Statement and the 2022 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
Ribbon Communications Inc. 2023 Proxy Statement | i

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this proxy statement, including without limitation statements regarding projected financial results, customer engagement and momentum, and plans for future product development and manufacturing, are forward-looking statements. Without limiting the foregoing, the words “believes,” “estimates,” “expects,” “expectations,” “intends,” “may,” “plans,” “projects” and other similar language, are intended to identify forward-looking statements.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including, among others, supply chain disruptions resulting from component availability and/or geopolitical instabilities and disputes (including those related to the war in Ukraine); material litigation; failure to realize anticipated benefits of our acquisition of ECI; unpredictable fluctuations in quarterly revenue and operating results; the impact of fluctuations in interest rates; the impact of fluctuations of our EBITDA on compliance under our credit facility; material cybersecurity and data intrusion incidents, including any security breaches resulting in the theft, transfer, or unauthorized disclosure of customer, employee, or company information; our ability to comply with applicable domestic and foreign information security and privacy laws, regulations and technology platform rules or other obligations related to data privacy and security; failure to compete successfully against telecommunications equipment and networking companies; failure to grow our customer base or generate recurring business from our existing customers; credit risks; the timing of customer purchasing decisions and our recognition of revenues; macroeconomic conditions, including inflation; the impact of restructuring and cost-containment activities; our ability to adapt to rapid technological and market changes; our ability to generate positive returns on our research and development; our ability to protect our intellectual property rights and obtain necessary licenses; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; the potential for defects in our products; risks related to the terms of our credit agreement; higher risks in international operations and markets; increases in tariffs, trade restrictions or taxes on our products; currency fluctuations; unanticipated adverse changes in legal, regulatory or tax laws; future accounting pronouncements or changes in our accounting policies; and/or failure or circumvention of our controls and procedures.
These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results from operations. Additional information regarding these and other factors can be found in our reports filed with the Securities and Exchange Commission, including, without limitation, our Form 10-K for the year ended December 31, 2022. In providing forward- looking statements, we expressly disclaim any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

ii | Ribbon Communications Inc. 2023 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
SUMMARY INFORMATION
To assist you in reviewing the proposals to be acted upon at our 2023 annual meeting of stockholders (the “2023 Annual Meeting”), we would like to call your attention to the following summary information about Ribbon, our 2022 business and financial highlights and corporate governance highlights. It does not include all information necessary to make a voting decision, and you should read this proxy statement (“Proxy Statement”) in its entirety before casting your vote.
Unless the content otherwise requires, references in this Proxy Statement to “Ribbon,” “Ribbon Communications,” “Company,” “we,” “us” and “our” refer to Ribbon Communications Inc. and its subsidiaries on a consolidated basis.
Ribbon Overview
We are a global provider of converged communications software and network solutions to service providers, enterprises, and critical infrastructure sectors.

Our Vision
Customers trust us to solve their most challenging communications issues, enabling people and devices to connect seamlessly anytime, anywhere.
Our customer-centric culture shapes all our activity and inspires our team members to make a positive impact with our clients, investors and communities.

Our Mission To create a recognized global technology leader providing cloud-centric solutions that enable the secure exchange of information with unparalleled scale, performance and elasticity.
2022 In Review and Path Ahead Highlights
Ribbon Communications Inc. 2023 Proxy Statement | 1

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Ribbon — A Strong Company Poised for Growth
Environmental, Social & Governance (ESG) Practice Highlights
As we have evolved and matured through both organic growth and acquisitions, we have adopted a more strategic approach to Environmental, Social and Governance (ESG) practices. We recently undertook a comprehensive process to analyze the needs and expectations of our key stakeholders, and to identify the areas that contribute the most to our sustainability footprint. Ribbon aims to address the needs and expectations of stakeholders in a responsible, accountable and transparent manner. We believe that engaging with stakeholders is good for our business and our ability to deliver favorable results for them and for the broader needs of society and the environment in general.

ESG Efforts Being Recognized

America's
Most
RESPONSIBLE
Companies
2023
AMERICA'S MOST
RESPONSIBLE
COMPANIES
2023
Newsweek
statista
BY NEWSWEEK

- Ranked **#6** out of 51 Software and Telecom Companies
- Ranked in **Top 15%** of the 500 Most Responsible Companies for 2023

2 | Ribbon Communications Inc. 2023 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Executive Compensation
The philosophy behind our executive compensation program is to promote alignment of the interests of our executive officers with the interests of our stockholders. The key factors considered in the creation of our compensation programs include:
We believe that our executive compensation program supports our business strategies and talent management objectives and is consistent with sound governance practices that are intended to best serve our stockholders’ long-term interests. The components of the NEOs’ 2022 compensation (excluding the CEO) are:

Average Targeted Compensation

Performance Share Units
26%
Base Salary (Fixed)
27%
73%
At Risk
Bonus
20%
RSUs
27%
73% Performance-Based/Equity Linked

In making its compensation decisions for 2022, the Compensation Committee considered, among other things:
■
our financial and operational results for the year,

■
the result of the say-on-pay vote at our 2022 annual meeting of stockholders, and

■
the achievement of the compensation objectives set by the Compensation Committee.

HISTORICAL SAY-ON-PAY SUPPORT

92%

average stockholder approval over last 5 years

87.1%
90.6%
98.7%
92.3%
92.3%
2018
2019
2020
2021
2022

Corporate Governance
Ribbon is committed to operating ethically, efficiently and inclusively. It has always been paramount to our way of doing business to act with the utmost integrity, honesty and transparency. Our commitment to ethical business practices guides us in our compliance with national and international laws and regulations and we believe strong corporate governance is critical to our long-term success. Highlights of our corporate governance include:
Ribbon Communications Inc. 2023 Proxy Statement | 3

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Best Practices

Six of nine current directors are independent

Majority voting for director elections

No staggered Board

Separate Chairman and CEO roles

Lead independent director

Independent directors meet regularly without management present

Board review (through its standing committees)
of ESG strategies, activities, policies and
communications

Annual review of CEO and other executive succession plans

Code of Conduct applicable to Board

Annual Board and committee self-assessments

Share ownership guidelines for directors and Section 16 officers

Standing Audit, Compensation and Nominating and Corporate Governance Committees comprised solely of independent directors

Robust oversight of risk management

4 | Ribbon Communications Inc. 2023 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Current Board of Directors and Committees
Name and Principal Occupation	Age	Director Since	Independent	Other Public Company Boards	Current Committee Membership
					Audit	Compensation	Nominating & Corporate Governance	Technology & Innovation
Mariano S. de Beer(1) Partner, Nexo Latam	52	June 2020		0
R. Stewart Ewing, Jr. Chief Financial Officer, InterMountain Management	71	March 2020		0
Bruns H. Grayson Managing Partner, ABS Ventures	75	October 2017		0
Beatriz V. Infante Chief Executive Officer, Business Excelleration LLC	69	October 2017		2
Bruce W. McClelland President and Chief Executive Officer, Ribbon Communications Inc.	56	March 2020		0
Scott Mair Former President, AT&T Network Engineering & Operations	62	September 2022		0
Shaul Shani Founder and Chairman, Swarth Group	68	June 2020		0
Richard W. Smith Chairman of Private Capital, JPMorgan Chase & Co.	70	October 2017		0
Tanya Tamone Chief Executive Officer, Sogerco S.A.	61	June 2020		0
Committee Chair	Committee Member	Chairman	Lead Independent Director	Audit Committee Financial expert

(1)
Mr. de Beer will not stand for election at the 2023 Annual Meeting.

Ribbon Communications Inc. 2023 Proxy Statement | 5

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Annual Meeting Proposals
Proposal		Board Recommendation	Page Reference
1	Election of eight directors as named in this Proxy Statement	FOR each of the nominees	7
2	Ratification of the appointment of auditors	FOR	32
3	Approval, on a non-binding advisory basis, of the compensation of our named executive officers	FOR	37
4	Approval, on a non-binding advisory basis, of the frequency of future votes on the compensation of our named executive officers	ANNUAL	68
5	Approval of an amendment to the Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	FOR	69
6 | Ribbon Communications Inc. 2023 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
CORPORATE GOVERNANCE AND BOARD MATTERS
1	Proposal 1 — Election of Directors
The Board of Directors (the “Board”) has nominated the following eight director nominees for election to the Board to hold office until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and until his or her respective successor is duly elected and qualified:
Nominee	Designated By
R. Stewart Ewing, Jr.	JPM Stockholders (as defined below)
Richard W. Smith	JPM Stockholders
Scott Mair	JPM Stockholders
Shaul Shani	Swarth (as defined below)
Tanya Tamone	Swarth
Bruns H. Grayson	Nominating and Corporate Governance Committee
Beatriz V. Infante	Nominating and Corporate Governance Committee
Bruce W. McClelland	Nominating and Corporate Governance Committee
All of the nominees are currently directors. Each nominee agreed to be named in this Proxy Statement and to serve if elected. All nominees are expected to attend the 2023 Annual Meeting.
Mariano de Beer, a current director designated by Swarth, has decided not to stand for election at the 2023 Annual Meeting. As a result, the Board has set the size of the Board of Directors, as of the 2023 Annual Meeting, at eight members and Swarth will temporarily waive its right to designate three directors as described below under “— Designation Rights.” If Swarth decides to designate a third director after the 2023 Annual Meeting, it is expected that the Board will take further action to increase the size of the Board to nine members with the additional director position being filled by the third Swarth designee.
Designation Rights
On March 3, 2020, we entered into a First Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) with JPMC Heritage Parent LLC (“JPMC”), Heritage PE (OEP) III, L.P. (together with JPMC, entities affiliated with the Company’s largest stockholder, JPMorgan Chase & Co. (collectively with any successor entities, the “JPM Stockholders”)), and ECI Holding (Hungary) Kft (“Swarth”). Pursuant to the Stockholders Agreement, the Board is required to consist of:
(i)
three individuals designated by the JPM Stockholders,

(ii)
three individuals designated by Swarth,

(iii)
our Chief Executive Officer, and

(iv)
a number of other individuals designated by the Nominating and Corporate Governance Committee sufficient to ensure that there are no vacancies on the Board.

The directors designated for election by each of the JPM Stockholders and Swarth under the Stockholders Agreement are noted in the table above. The JPM Stockholders and Swarth owned approximately 31% and 16%, respectively, of Ribbon’s common stock as of June 9, 2023.
The Company has agreed to take all necessary actions within its control to include both the JPM Stockholders’ and Swarths’ designees in the slate of nominees recommended by the Board for election of directors and to cause the stockholders of the Company to elect the designees. For so
Ribbon Communications Inc. 2023 Proxy Statement | 7

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
long as the JPM Stockholders or Swarth has the right to designate a director under the Stockholders Agreement, with respect to any proposal or resolution relating to the election of directors, each of the JPM Stockholders and Swarth, respectively, has agreed to take all necessary actions within their control to vote their shares (A) affirmatively in favor of the election of the other’s designees and (B) with respect to each person nominated to serve as a director by the Nominating and Corporate Governance Committee, either affirmatively in favor of such nominee, or in the same proportion to all shares voted by other stockholders of the Company.
Independence of Director Nominees
Except for Bruce W. McClelland, our President and CEO, Shaul Shani and Richard W. Smith, each of our nominees is independent according to the director independence standards set forth in our Corporate Governance Guidelines, which meet the director independence standards of the Nasdaq Stock Market (“Nasdaq”). For more information, see “Corporate Governance and Board Matters —Director Independence.” We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable to serve, or for good cause will not serve as a director, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors. In the event any director designated by either the JPM Stockholders or Swarth is unable to serve, the JPM Stockholders or Swarth, as the case may be, are entitled to designate a replacement director, subject to the conditions set forth in the Stockholders Agreement.
Board Diversity
Nasdaq Board Diversity Matrix (As of June 9, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Gender Undisclosed
Gender
Directors	2	7	0	0
Number of Directors Who Identify in Any of the Categories Below
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	1	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
PROPOSAL 1	The Board of Directors recommends that stockholders vote FOR the election of each of the nominees listed above.
8 | Ribbon Communications Inc. 2023 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Director Nominees
The biographies below describe the skills, qualities, attributes and experience of the director nominees that led the Board and its Nominating and Corporate Governance Committee to determine that it is appropriate to nominate these individuals as directors.
AGE 71 COMMITTEES ■ Audit (Chair and Audit Committee Financial Expert) ■ Nominating and Corporate Governance
R. STEWART EWING, JR.	Independent Director Director since March 2020

BACKGROUND
InterMountain Management, a privately- owned hotel management company
■
Chief Financial Officer (April 2020 to present)

CenturyLink, Inc. (“CenturyLink,” now Lumen Technologies), a global technology company offering communications, network services, security, cloud solutions and voice and managed services
■
Executive Vice President and Chief Financial Officer (1989 to November 2017)

■
Vice President and Controller (1984 to 1989)

■
Vice President of Finance (1983 to 1984)

KPMG
■
Accountant (1973 to 1982)

BOARD SERVICE
■
TelUSA, LLC, a subsidiary of CenturyLink (January 2020 to present)

■
Louisiana Endowment for the Humanities (2019 to present)

■
Progressive Bank, Chairman of the Audit Committee (2002 to present)

EDUCATION
■
B.S., Northwestern State University

SKILLS AND EXPERTISE
We believe Mr. Ewing brings to the Board executive leadership experience gained at CenturyLink, along with extensive financial expertise. We believe Mr. Ewing is qualified to serve on the Board because of his experience as chief financial officer at CenturyLink and his experience leading the integration of acquired companies into CenturyLink’s corporate structure and philosophy.

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AGE 75 COMMITTEES ■ Compensation ■ Nominating and Corporate Governance (Chair)
BRUNS H. GRAYSON	Lead Independent Director Director since March 2020

BACKGROUND
ABS Ventures, a venture capital firm
■
Managing Partner (1983 to present)

Adler & Co.
■
Venture Capitalist (1980 to 1983)

McKinsey & Co., a management consulting firm
■
Associate (1978 to 1980)

U.S. Army
■
Captain (1970)

BOARD SERVICE
■
Served as a director for many private and public companies over the last 30 years

EDUCATION
■
Elected a Rhodes Scholar from California (1974)

■
J.D., University of Virginia School of Law

■
Master’s degree, Oxford University

■
B.A., Harvard College

SKILLS AND EXPERTISE
The Board believes Mr. Grayson is qualified to serve on the Board based on his knowledge of the data communication and software industries, his investment experience as a Managing Partner at ABS Ventures, and his experience as a director of various public companies.

10 | Ribbon Communications Inc. 2023 Proxy Statement

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AGE 69 COMMITTEES ■ Audit ■ Compensation (Chair) ■ Technology and Innovation
BEATRIZ V. INFANTE	Independent Director Director since October 2017

BACKGROUND
BusinessExcelleration LLC, a business consultancy specializing in corporate transformation and renewal
■
Chief Executive Officer (2009 to present)

ENXSUITE Corporation, a leading supplier of energy management solutions
■
Chief Executive Officer (2020 until its acquisition by Infor in 2011)

VoiceObjects Inc., a market leader in voice applications servers
■
Chief Executive Officer (2006 until its acquisition by Voxeo Corporation in 2008)

Sychron Inc., a data center automation company
■
Interim Chief Executive Officer (2004 to 2005)

Aspect Communications Corporation (“Aspect”), a market leader in communications solutions
■
Chief Executive Officer (April 2000 to October 2003)

■
Co-President and additional executive roles (October 1998 to April 2000)

BOARD SERVICE
■
Current National Association of Corporate Directors Board Leadership Fellow

■
PriceSmart, Inc., Chair of its Digital Transformation Committee, Chair of its Compensation Committee and Audit Committee member

BOARD SERVICE (cont’d)
■
Liquidity Services Inc., Chair of the Compensation Committee and Audit Committee member

■
Guardian Analytics, Advisory Board member

■
Infrascale, Chair of the Advisory Board

■
Aspect, Board Chair

■
Previously served as a director at a number of other public and privately held companies

EDUCATION
■
Master of Science degree, California Institute of Technology

■
B.S. and Engineering degree, Princeton University

SKILLS AND EXPERTISE
We believe Ms. Infante is qualified to serve on the Board due to her executive leadership experience, including as a chief executive officer of various companies, along with extensive operational expertise and experience in engineering, sales, and marketing.

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AGE: 62 COMMITTEES: ■ Audit ■ Technology & Innovation
SCOTT MAIR	Independent Director Director since September 2022

BACKGROUND:
AT&T, a leading provider of telecommunications, media and technology services.
■
President, Network Engineering & Operations (2019 to 2022)

■
President of Operations (2017 to 2019)

■
Various other rolls (1985 to 2017)

BOARD SERVICE:
■
American Transmission Company, a private transmission-only utility (2021 to present)

EDUCATION:
■
B.A., University of Wisconsin-Platteville

■
Master of Industrial Technology, University of Wisconsin-Platteville

SKILLS AND EXPERTISE:
■
We believe Mr. Mair is qualified to serve on the Board due to his executive leadership experience and extensive operational expertise and experience primarily in the telecommunications industry in which the Company operates.

AGE 56 COMMITTEES ■ None
BRUCE W. MCCLELLAND	Non-Independent Director Director since March 2020

BACKGROUND
Ribbon Communications Inc.
■
President and Chief Executive Officer, responsible for the strategic direction and management of Ribbon (March 2020 to present)

CommScope Inc. (“CommScope”), a global network infrastructure provider
■
Chief Operating Officer, responsible for the combined portfolio of products and services (April 2019 to August 2019)

ARRIS International plc (“ARRIS”), a telecommunications equipment manufacturing company
■
Chief Executive Officer (September 2016 until its sale to CommScope in April 2019)

■
served in numerous leadership roles during 20 years at ARRIS and managed the successful acquisition and integration of the Ruckus Wireless and Brocade ICX Campus switching business from Broadcom Inc., a major step in diversifying the ARRIS business beyond the service provider market into the broader enterprise market, while strengthening the company’s wireless technology capabilities

ARRIS (cont’d)
■
held several other roles at ARRIS, including President of Network & Cloud and Global Services (April 2013 to August 2016)

■
authored several communications- related patents

Nortel Networks Corporation (“Nortel”) and Bell Northern Research (“BNR”)
■
served in leadership roles for eleven years

■
began his career with BNR in Ottawa, Canada, responsible for the development of Nortel’s SS7 switching products immediately prior to joining ARRIS

EDUCATION
■
B.E., the University of Saskatchewan

SKILLS AND EXPERTISE
We believe Mr. McClelland is qualified to serve on the Board due to his executive leadership experience, including as a chief executive officer of ARRIS, along with extensive operational expertise and experience in engineering.

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AGE 68 COMMITTEES ■ None
SHAUL SHANI	Non-Independent Director Director and Chairman of the Board since June 2020

BACKGROUND
Entrepreneur
Swarth Group, a private global investment company investing in public and private companies primarily in the communication services, technology, IT, cyber, renewable energy and real estate sectors as well as financial markets
■
Founder and Chairman (2006 to present)

Magnum Group, an investment group investing in telecom and tech ventures, including DSP Group (a major shareholder of AudioCodes which was taken public in 1999)
■
Founder (1994 to 2006)

Sapiens International Corporation, a software development company which was listed on the Nasdaq Stock Market in 1992
■
Founder and Chief Executive Officer (1989 to 1993)

Eurosoft, an IT company
■
Founder and Chief Executive Officer

Tecnomatix Technologies
■
Founder (1983)

Oshap Technologies Ltd., a developer of flexible automation software for robotics
■
Founder and Chief Executive Officer (1982 to 1985)

BOARD SERVICE
■
ECI (where Swarth Group was the controlling shareholder) (2007 to 2012), holding the position of Chairman (2009 to 2012)

■
Global Village Telecom, a telecommunications service provider in Brazil (where Swarth Group was the lead investor), Executive Chairman (1997 until its acquisition by the Vivendi Group in 2009)

■
DSP Group (serving as director on behalf of the Magnum Group) (1999 to 2000)

■
Sapiens International Corporation, Chairman (1989 to 1993)

■
held board positions at many private and public companies in the field of telecommunications and technology over the last 30 years

SKILLS AND EXPERTISE
We believe Mr. Shani is qualified to serve on the Board due to his extensive background in finance and private equity, his extensive knowledge of the telecommunication business and his experience serving as a director of companies in the telecommunications industry.

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AGE 70 COMMITTEES ■ None
RICHARD W. SMITH	Non-Independent Director Director since October 2017

BACKGROUND
JPMorgan Chase & Co., a multinational banking and financial services holding company
■
Chairman, Private Capital, creating and guiding a series of investment entities focused initially on technology, sustainability and healthcare, funded by the bank and clients (February 2021 to present)

■
Head of Private Investments, responsible for private and public company investments solely funded by the bank (November 2014 to January 2021)

■
One Equity Partners, Partner (July 2002 to present)

Allegra Partners and predecessor entities
■
Managing Partner (1981 to 2013)

Citicorp Venture Capital Ltd., a former venture and private equity investment division of Citigroup Inc.
■
Senior Investment Manager (1979 to 1981)

Morgan Guaranty Trust Company of New York
■
worked in the International Money Management Group (1974 to 1979)

BOARD SERVICE
■
GENBAND (2014 to 2017)

■
has over 40 years of experience as a board member of both public and private companies

PUBLICATION
■
Co-author of the book Treasury Management: A Practitioner’s Handbook, John Wiley & Sons, 1980

EDUCATION
■
B.A., Harvard College

SKILLS AND EXPERTISE
Mr. Smith has held positions as Managing Director and Managing Partner and General Partner at private equity and venture funds since 1981, and has over 40 years of experience as a technology investor. We believe Mr. Smith is qualified to serve on the Board due to his extensive background in finance and private equity and his experience serving as a director of companies in the telecommunications industry.

AGE 61 COMMITTEES ■ Nominating and Corporate Governance
TANYA TAMONE	Independent Director Director since June 2020

BACKGROUND
Sogerco S.A., a private trust company
■
Chief Executive Officer (2007 to present)

Bank Leu, Fuji Bank and Cedef S.A., in Switzerland
■
Trader, specializing in currency and interest trading (1985 to 1996)

BOARD SERVICE
■
currently serves as a director for several privately held companies

SKILLS AND EXPERTISE
The Board believes Ms. Tamone is qualified to serve on the Board due to her experience as a Chief Executive Officer and her financial expertise.

14 | Ribbon Communications Inc. 2023 Proxy Statement

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Corporate Governance
We are committed to strong corporate governance practices, which include building long-term value for our stockholders and assuring the success of the Company for our stockholders and stakeholders, including our employees, customers, suppliers and the communities in which we operate. To achieve these goals, our Board is charged with monitoring the performance of the Company and our officers as well as its programs and procedures to ensure compliance with laws and our overall success. Governance is an ongoing focus at Ribbon, starting with the Board and extending to management and all employees. In addition, we solicit feedback from stockholders on governance and executive compensation practices in order to improve our practices.
Strong Governance Practices

Annual election of all directors

Majority voting for director elections

Separate Chairman and CEO

Appointment of lead independent director

Substantial majority of independent directors

Independent directors meet without management

Board with wide range of experience and skills

Annual equity grant to non-employee directors

Annual Board and committee self-assessments

Annual advisory approval of executive compensation

Disclosure Committee for financial reporting

Review and approval policy for related party transactions

Share ownership guidelines for our CEO, certain officers and our non-employee directors

Clawback policy for recovering incentive-based compensation following an accounting restatement

Insider trading policy that prohibits hedging, pledging and other similar actions for our executive officers and directors

Oversight of Risk Management
At Ribbon, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive to stockholder value. The Board is responsible for assessing the Company’s approach to risk management and overseeing management’s execution of its responsibilities for identifying and managing risk. The Board exercises its responsibilities through discussions in Board meetings and also through its committees, each of which examines various components of enterprise risk as part of its responsibilities.
THE FULL BOARD
generally, oversees and evaluates: ■ strategic risks and the risks related to management delegation
THE AUDIT COMMITTEE	THE COMPENSATION COMMITTEE	THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	THE TECHNOLOGY AND INNOVATION COMMITTEE
oversees and evaluates: ■ financial, internal control and cyber security risks	oversees and evaluates: ■ risks related to our compensation policies	oversees and evaluates: ■ risks related to governance	oversees and evaluates: ■ risks related to significant R&D decisions
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Each committee assesses identified risks and informs the Board about the risks as needed. Management also regularly reports on each such risk to the relevant committee or the Board. Moreover, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees. The Board believes that its role in the oversight of the Company’s risks complements our current Board structure, as our structure allows our independent directors, through our four fully independent Board committees, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.
Board Composition and Stockholders Agreement
Our Board currently consists of nine directors, one of whom is employed by the Company (Mr. McClelland). As previously noted in this Proxy Statement, the Company is party to the Stockholders Agreement with the JPM Stockholders and Swarth. The Stockholders Agreement provides, among other things, that:
(i)
the Board, including a majority of the independent directors as defined in the Stockholders Agreement, may approve a different number of directors that comprise the Board;

(ii)
with respect to the JPM Stockholders:

(A)
for so long as the JPM Stockholders beneficially own at least 43% of the Company’s common stock beneficially owned by the JPM Stockholders in the aggregate on March 3, 2020, the JPM Stockholders have the right to designate three directors to serve on the Board, at least two of whom must be independent directors as defined in the Stockholders Agreement;

(B)
from and after the first time that the JPM Stockholders beneficially own less than 43% and at least 29% of the Company’s common stock beneficially owned by the JPM Stockholders in the aggregate on March 3, 2020, the number of directors that the JPM Stockholders have the right to designate will be reduced to two, at least one of whom must be an independent director as defined in the Stockholders Agreement;

(C)
from and after the first time that the JPM Stockholders beneficially own less than 29% and at least 14% of the Company’s common stock beneficially owned by the JPM Stockholders in the aggregate on March 3, 2020, the number of directors that the JPM Stockholders have the right to designate will be reduced to one, who need not qualify as an independent director as defined in the Stockholders Agreement; and

(D)
from and after the first time that the JPM Stockholders beneficially own less than 14% of the shares of the Company’s common stock beneficial owned by the JPM Stockholders in the aggregate on March 3, 2020, the JPM Stockholders will have no right to designate any members of the Board; and

(iii)
with respect to Swarth:

(A)
for so long as Swarth beneficially owns at least 88% of the shares of the Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, Swarth has the right to designate three directors to serve on the Board, of which at least two must be independent directors as defined in the Stockholders Agreement;

(B)
from and after the first time that Swarth beneficially owns less than 88% and at least 58% of the shares of the Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, the number of directors that Swarth has the right to nominate will be reduced to two Board members, of which at least one must be an independent director as defined in the Stockholders Agreement;

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(C)
from and after the first time that Swarth beneficially owns less than 58% and at least 29% of the shares of the Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, the number of directors that Swarth has the right to nominate will be reduced to one Board member, who needs not qualify as an independent director as defined in the Stockholders Agreement; and

(D)
from and after the first time that Swarth beneficially owns less than 29% of the shares of Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, Swarth will have no right to nominate any members of the Board.

The Stockholders Agreement further provides that the Nominating and Corporate Governance Committee will designate the Company’s then-serving CEO as a director, as well as such additional number of directors as constitutes the full Board so that the Board has no vacancies.
As previously noted, Mariano de Beer will not stand for election at the 2023 Annual Meeting. As a result, the size of the Board will be set at eight members effective as of the 2023 Annual Meeting and Swarth has waived its right to designate a third director. If Swarth decides to designate a third director after the 2023 Annual Meeting, it is expected that the Board will take further action to increase the size of the Board to nine members with the additional director position being filled by the third Swarth designee.
In the event any director designated by the JPM Stockholders or Swarth is unable to serve, the JPM Stockholders are and/or Swarth is, as applicable, entitled to designate a replacement director, subject to the conditions set forth in the Stockholders Agreement.
Director Experience and Tenure
Our directors collectively possess a broad mix of skills, qualifications and proven leadership abilities. The Nominating and Corporate Governance Committee practices a long-term approach to board refreshment. The Nominating and Corporate Governance Committee regularly identifies individuals who would complement and enhance the current directors’ skills and experience.
It is of great importance to the Company that the Nominating and Corporate Governance Committee recruit directors who help achieve the goal of an experienced, diverse Board that functions effectively as a group. The Nominating and Corporate Governance Committee expects each of the Company’s directors to have proven leadership skills, sound judgment, integrity, and a commitment to the success of the Company. In evaluating director candidates and considering incumbent directors for nomination to the Board, the Committee considers a variety of factors, including independence, financial literacy, personal and professional accomplishments, and experience in light of the needs of the Company. For incumbent directors, the factors also include attendance, past performance on the Board and contributions to the Board and its respective committees.
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BOARD EXPERTISE

Director Skills and Experience	Ewing	Grayson	Infante	Mair	McClelland	Shani	Smith	Tamone	#
Audit and financial reporting									3
Executive leadership									8
ESG matters									6
Financial industry, investments, M&A									7
Global business									5
Human capital management									8
Legal, regulatory									3
Other public company board									5
Sales and marketing									2
Strategic planning, operations									7
Risk management									8
Technology, digital, communications									7
Director Independence
Our Corporate Governance Guidelines provide that, in determining the independence of a director, the Board will be guided by the definitions of “independent director” in the listing rules of Nasdaq and applicable laws and regulations as well as the definition of “independent director” set forth in the Stockholders Agreement.
During its annual review of director independence, the Board considers all information it deems relevant, including without limitation, any transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board conducted an annual review of director independence and affirmatively determined that each of Mariano S. de Beer, R. Stewart Ewing, Jr., Bruns H. Grayson, Beatriz V. Infante, Scott Mair and Tanya Tamone met the definition of “independent director” under the Nasdaq listing rules and the Stockholders Agreement. Following a review of their respective relationships, including, with respect to Mr. Smith, his affiliation with the JPM Stockholders, and with respect to Mr. Shani, his affiliation with Swarth, the Board determined that none of Bruce W. McClelland, Shaul Shani or Richard W. Smith qualify as independent directors under the Nasdaq listing rules or the Stockholders Agreement.
There are no family relationships among any of our directors, nominees for director and executive officers.
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Meeting Attendance
Our Board recognizes the importance of director attendance at Board and committee meetings. Our Board held 11 meetings during 2022, including four regular meetings and seven special meetings. Each of the incumbent directors attended at least 75% of the combined total meetings of the Board and its committees on which they served. While we do not have a formal policy regarding the attendance of directors at our annual meetings of stockholders, it is expected that, absent compelling circumstances, all of our directors will attend. All of the then-current members of the Board attended our 2022 annual meeting of stockholders.
Board Committees
Our Board has four standing committees:
The Audit Committee	The Compensation Committee	The Nominating and Corporate Governance Committee	The Technology and Innovation Committee
Each of the standing committees is composed entirely of independent directors as defined under applicable rules, including the Nasdaq rules and, in the case of all members of the Audit Committee, the independence requirements of Rule 10A-3 under the Exchange Act and, in the case of all members of the Compensation Committee, the heightened independence requirements for Compensation Committee members under the Nasdaq rules.
The following table shows the current composition of each of the Board’s standing committees:
		Committee Membership
Director	Independent	Audit	Compensation	Nominating and Corporate Governance	Technology and Innovation
Mariano S. de Beer(1)
R. Stewart Ewing, Jr.
Bruns H. Grayson
Beatriz V. Infante
Bruce W. McClelland
Scott Mair
Shaul Shani
Richard W. Smith
Tanya Tamone
Number of Meetings in 2022	Board — 11	9	5	4	2
Committee Chair	Committee Member	Chairman of the Board	Lead Independent Director	Audit Committee financial expert

(1)
Mr. de Beer will not stand for election at the 2023 Annual Meeting.

Under the Stockholders Agreement and subject to the Company’s obligation to comply with any applicable independence requirements under the Nasdaq rules and the rules of the SEC, or unless waived by the JPM Stockholders, for so long as the JPM Stockholders have the right to nominate at least two directors to the Board:
(i)
the Nominating and Corporate Governance Committee will be comprised of three “independent directors” under the Stockholders Agreement, at least one of whom must be a designee of JPM Stockholders;

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(ii)
a designee of the JPM Stockholders must be the Chairman of each of the Nominating and Corporate Governance Committee and the Compensation Committee; and

(iii)
only in the case that Swarth does not have the right to nominate at least two directors to the Board, a designee of the JPM Stockholders must be the Chairman of the Audit Committee.

Also under the Stockholders Agreement and subject to the Company’s obligation to comply with any applicable independence requirements under the Nasdaq rules and the rules of the SEC, or unless waived by Swarth, for so long as Swarth has the right to nominate at least two directors to the Board:
(i)
the Nominating and Corporate Governance Committee must be comprised of three “independent directors” under the Stockholders Agreement, at least one of whom must be a designee of Swarth,

(ii)
a designee of Swarth must be the Chairman of the Audit Committee; and

(iii)
only in the case that the JPM Stockholders do not have the right to nominate at least two directors to the Board, a designee of Swarth must be the Chairman of each of the Nominating and Corporate Governance Committee and the Compensation Committee.

The Nominating and Corporate Governance Committee determines the size and membership of each of the Audit Committee, the Compensation Committee, the Technology and Innovation Committee and all other committees established by the Board, provided that:
(i)
such determination will comply with mandatory legal and listing requirements;

(ii)
for as long as the JPM Stockholders have the right to nominate at least one director to the Board who is eligible to serve on such committee, at least one member of each such committee will be a designee of the JPM Stockholders; and

(iii)
for so long as Swarth has the right to nominate at least one director to the Board who is eligible to serve on such committee, at least one member of each such committee must be a designee of Swarth.

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AUDIT COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the Audit Committee are independent
■ R. Stewart Ewing, Jr., Chair	■ Beatriz V. Infante	■ Scott Mair

KEY RESPONSIBILITIES
As described more fully in its charter, the Audit Committee’s responsibilities include, among other things:
(i)
appointing, evaluating, retaining, compensating or setting the compensation of, and overseeing the work of and, if appropriate, terminating the appointment of the independent auditor;

(ii)
overseeing the Company’s financial reporting, including reviewing and discussing with management, the independent auditor and a member of the internal audit function, prior to public release, the Company’s annual and quarterly financial statements to be filed with the SEC;

(iii)
overseeing management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures; and

(iv)
reviewing and discussing with management and the independent auditor the Company’s financial and cyber security risk exposures and assessing the policies and procedures management has implemented to monitor and control such exposures.

CHARTER
The Audit Committee operates pursuant to a written charter adopted by the Board that reflects standards and requirements adopted by the SEC and Nasdaq, a current copy of which is available at investors.ribboncommunications.com/corporate-governance/governance-highlights.
QUALIFICATIONS
Our Board has determined that Mr. Ewing is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. This designation is a disclosure requirement of the SEC related to Mr. Ewing’s experience and understanding with respect to certain accounting and auditing matters, but it does not impose upon Mr. Ewing any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.
REPORT
The Audit Committee Report is on page 34 of this proxy statement.

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COMPENSATION COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the Compensation Committee are independent
■ Beatriz V. Infante, Chair	■ Mariano S. de Beer	■ Bruns H. Grayson

KEY RESPONSIBILITIES
As described more fully in its charter, the Compensation Committee’s responsibilities include, among other things:
(i)
reviewing and approving the Company’s compensation plans, practices and policies for directors and executive officers, including a review of any risks arising from compensation practices and policies for employees that are reasonably likely to have a material adverse effect on the Company;

(ii)
reviewing the Company’s succession plans for executive officers, where requested to do so by the Board;

(iii)
making recommendations to the Board regarding the establishment and terms of any incentive compensation or equity-based plans and monitoring their administration;

(iv)
before selecting or receiving advice from a compensation advisor (other than in-house legal counsel), considering various factors relating to the independence of such advisor; and

(v)
reviewing the Company’s culture and policies and strategies related to human capital management, including with respect to diversity and inclusion initiatives, pay equity, talent and performance management and employee engagement.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees or members of management, consistent with applicable law and SEC and Nasdaq rules. Specifically, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other equity awards pursuant to the Company’s equity plans to certain employees of the Company.
CHARTER
The Compensation Committee operates pursuant to a written charter adopted by the Board that reflects standards and requirements adopted by Nasdaq, a current copy of which is available at investors.ribboncommunications.com/corporate- governance/governance-highlights.
REPORT
The Compensation Committee Report is on page 53 of this proxy statement.

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the N&CG Committee are independent
■ Bruns H. Grayson, Chair	■ Stewart Ewing, Jr.	■ Tanya Tamone

KEY RESPONSIBILITIES
As described more fully in its charter, the Nominating & Corporate Governance Committee’s responsibilities include, among other things:
(i)
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board candidates for:

(a)
nomination for election by the stockholders, and

(b)
any Board vacancies that are to be filled by the Board, subject to any rights regarding the selection of directors by holders of preferred shares and any other contractual or other commitments of the Company;

(ii)
developing and recommending to the Board, overseeing the implementation and effectiveness of, and recommending modifications as appropriate to, a set of corporate governance guidelines applicable to the Company;

(iii)
reviewing annually with the Board the composition of the Board as a whole and a succession plan in the event one or more directors ceases to serve for any reason;

(iv)
overseeing the annual self-evaluation of the Board, its committees, individual directors and management;

(v)
identifying appropriate director development and continuing education opportunities and making recommendations to the Board as appropriate; and

(vi)
reviewing the Company’s strategies, activities, policies and communications regarding ESG related matters and making recommendations to the Board as appropriate.

CHARTER
The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board that reflects standards and requirements adopted by Nasdaq, a current copy of which is available at investors.ribboncommunications.com/corporate- governance/governance-highlights.

TECHNOLOGY & INNOVATION COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the T&I Committee are independent
■ Mariano S. de Beer, Chair	■ Beatriz V. Infante	■ Scott Mair

KEY RESPONSIBILITIES
As described more fully in its charter, the Technology & Innovation Committee’s responsibilities include, among other things, reviewing and discussing with the Company’s management:
(i)
the Company’s overall corporate strategy and approach to leverage technological and commercial innovation to accomplish the financial and market goals established by the Company including business performance, market share growth and competitive leadership;

(ii)
significant investments in technology and software by the Company;

(iii)
technology risks, opportunities and trends that could significantly affect the Company and the businesses in which it operates; and

(iv)
the direction and effectiveness of the Company’s research and development operations.

CHARTER
The Technology and Innovation Committee operates pursuant to a written charter adopted by the Board, a current copy of which is available at investors.ribboncommunications.com/corporate- governance/governance-highlights.

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Director Nomination Process
The Nominating and Corporate Governance Committee screens and recommends candidates for nomination by the full Board, other than those directors designated pursuant to the Stockholders Agreement. There are no specific minimum qualifications for a recommended nominee to our Board; however, the Nominating and Corporate Governance Committee considers, among other skills and criteria, the following for nomination as a director:
■
demonstrated business knowledge, technical skills and experience;

■
an ability to exercise sound judgment in matters that relate to our current and long-term objectives;

■
commitment to understanding us and our industry and to regularly attend and participate in meetings of our Board and its committees;

■
a reputation for integrity, honesty and adherence to high ethical standards;

■
diversity of background and other desired qualities;

■
the ability and experience to understand the sometimes conflicting interests of our various constituencies and to act in the interests of all stockholders; and

■
the absence of any conflict of interest that would impair the nominee’s ability to represent the interest of all our stockholders and to fulfill the responsibilities of being a director.

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria generally set forth in the Nominating and Corporate Governance Committee Charter. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to our Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and our Board. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. In identifying potential director candidates, the Nominating and Corporate Governance Committee and the Board also focus on ensuring that the Board reflects diversity, including in experiences, backgrounds and skills. The Nominating and Corporate Governance Committee has the authority to engage independent advisors to assist in the process of identifying and evaluating director candidates, but has not engaged any such advisors to date.
Stockholder Nominations and Recommendations of Director Candidates
Stockholders who wish to recommend candidates to the Nominating and Corporate Governance Committee for consideration as potential director candidates should send their recommendation to:

The Nominating and Corporate Governance Committee c/o Corporate Secretary Ribbon Communications Inc. 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023
In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the current make-up of the Board, what skills should be added (if any) and the qualifications of the candidate. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in the same manner as candidates recommended by the Nominating and Corporate Governance Committee, as described above in “Director Nomination Process.”
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Stockholders who wish to nominate director candidates or propose business to be considered directly at an annual meeting in accordance with the procedures set forth in our by-laws should follow the procedures set forth under the sections entitled “Stockholder Nominations and Proposals for Presentation at 2024 Annual Meeting.”
Board Leadership Structure
The Company’s Corporate Governance Guidelines provide that the Board leadership structure that is most appropriate for the Company at this time is a non-executive Chairman. The Board evaluates its leadership structure and role in risk oversight on an ongoing basis and makes decisions on the basis of what it considers to be best for the Company at any given point in time. Currently, our Board leadership structure consists of a non-executive Chairman, a separate CEO, a lead independent director and strong committee chairs. The Board believes its leadership structure provides for appropriate independence between the Board and management because the current leadership structure offers the following benefits:
■
increasing the independent oversight of Ribbon and enhancing our Board’s objective evaluation of our CEO;

■
focusing the CEO on company operations instead of Board administration;

■
providing the CEO with an experienced sounding board;

■
providing greater opportunities for communication between stockholders and our Board;

■
enhancing the independent and objective assessment of risk by our Board; and

■
providing an independent spokesperson for our Company.

Executive Sessions of the Board
The Company’s Board is structured to promote independence and is designed so that independent directors exercise oversight of the Company’s management and key issues related to strategy and risk. Under our Corporate Governance Guidelines, our independent directors are required to meet in executive session at regularly scheduled Board meetings without management present to discuss any matters the independent directors consider appropriate. We expect the Board to have a least four executive sessions each year.
Additional Governance Matters
Code of Ethics
Our Board has adopted a written Amended and Restated Code of Conduct, which qualifies as a “code of ethics” as defined by SEC rules. The Amended and Restated Code of Conduct is intended to provide guidance on the conduct expected of Ribbon’s employees, officers and directors in the interests of preserving Ribbon’s reputation for integrity, accountability and fair dealing. To ensure that our business is conducted in a consistently legal and ethical manner, our Amended and Restated Code of Conduct applies to all of our directors, officers and employees.
We intend to disclose any amendment to or waiver of a provision of the Amended and Restated Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website at www.ribboncommunications.com.
Public Availability of Corporate Governance Documents
For more corporate governance information, you are invited to access our key corporate governance documents, including our Corporate Governance Guidelines, Amended and Restated Code of Conduct and the charters of our Audit Committee, Compensation Committee, Nominating and
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Corporate Governance Committee, and Technology and Innovation Committee on our corporate website at www.ribboncommunications.com, in the section entitled Company — Investor Relations —Corporate Governance — Governance Highlights. The references in this Proxy Statement to our corporate website are not intended to, and do not, incorporate by reference into this Proxy Statement any materials contained on such website.
Stockholder Communications with the Board of Directors
Stockholders may communicate with our Board by contacting our Investor Relations Department:

Investor Relations Department Ribbon Communications Inc. 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023	(978) 614-8050	ir@rbbn.com
Our Investor Relations Department will review all such communications and will forward to the Lead Independent Director all communications that raise an issue appropriate for consideration by our Board.
Transactions with Related Persons
The Board adopted a written related person transaction policy, which sets forth our policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. Under the policy, any potential related person transactions must be reported to our Chief Legal Officer, who is responsible for determining whether such transactions constitute related person transactions subject to the policy. Our Chief Legal Officer is required to present to the Audit Committee each proposed related person transaction. The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders, as the Audit Committee determines in good faith. The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the related person in connection with approval of the related person transaction. If the Audit Committee does not approve or ratify a related person transaction, such transaction will not be entered into or will be terminated, as the Audit Committee directs.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock since January 1, 2022.
Stockholders Agreement
The Company has entered into the Stockholders Agreement with the JPM Stockholders and Swarth. The Stockholders Agreement provides the JPM Stockholders and Swarth with certain Board and Board committee designation rights as described above under “Corporate Governance —Board Composition and Stockholders Agreement” and “Corporate Governance — Board Committees,” and contains certain voting commitments as described in “Proposal 1 — Election of Directors.”
Standstill Restrictions
The Stockholders Agreement contains certain standstill provisions restricting the JPM Stockholders and Swarth from acquiring (or seeking or making any proposal or offer with respect to acquiring) additional shares of Ribbon common stock or any security convertible into Ribbon common stock or any assets, indebtedness or businesses of Ribbon common stock or any of its subsidiaries. Certain customary exclusions apply, and acquisition of shares of Ribbon common stock by a Ribbon stockholder will be permitted so long as such acquisition would not result in such stockholder and its affiliates beneficially owning a number of Ribbon common stock that is greater than 120% of the
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number of voting shares of Ribbon common stock held by the JPM Stockholders or Swarth, as applicable, on March 3, 2020 (or such lower number as specified in the Stockholders Agreement).
The standstill restrictions apply from the date of the Stockholders Agreement until the earlier of (i) the entry by Ribbon into a definitive agreement constituting a change of control transaction as discussed in further detail below and (ii) such date as the JPM Stockholders or Swarth, as applicable, no longer has a right to designate any members of the Board.
Change of Control
Without the approval of a majority of the disinterested directors serving on the Board, neither the JPM Stockholders nor Swarth may enter into or affirmatively support any transaction resulting in a change of control of Ribbon in which any such stockholder receives per share consideration as a holder of Ribbon common stock in excess of that to be received by other holders of Ribbon common stock.
Termination
The Stockholders Agreement will terminate by mutual consent of Ribbon, a majority in interest of the JPM Stockholders and Swarth (including the approval by a majority of Independent Directors) or with respect to either the JPM Stockholders or Swarth, on the date that such stockholder ceases to beneficially own 2% or more of the issued and outstanding Ribbon common stock.
Private Placements
On August 12, 2022, the Company entered into a Securities Purchase Agreement with certain investors for the sale (the “Common Equity Offering”) in a private placement by the Company of 17,071,311 shares (the “Shares”) of the Company’s common stock, at a price of $3.05 per share. Participants in the Common Equity Offering included affiliates of the JPM Stockholders (who purchased 1,639,344 Shares in the Common Equity Offering) and Swarth (who purchased 1,639,344 shares in the Common Equity Offering).
On March 28, 2023, the Company entered into a Securities Purchase Agreement with certain investors for the sale (the “Preferred Equity Offering”) in a private placement of (i) 55,000 shares of the Company’s Series A preferred stock, par value $0.01 per share (the “Series A Preferred Stock”), at a price per share of $970, and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 4,858,090 shares of the Company’s common stock at an exercise price of $3.77 per share. Participants in the Preferred Equity Offering included affiliates of the JPM Stockholders (who purchased 5,000 shares of Series A Preferred Stock and Warrants to purchase 441,645 shares of common stock) and Swarth (who purchased 5,000 shares of Series A Preferred Stock and Warrants to purchase 441,645 shares of common stock). The Securities Purchase Agreement for the Preferred Equity Offering provides the investors party thereto with certain registration rights that required the Company to file a registration statement on Form S-3 with the SEC within 30 days following the closing of the Preferred Equity Offering to register the Series A Preferred Stock, the Warrants and the common stock underlying the Warrants for resale by such investors (which registration statement was filed on April 4, 2023). The Company also agreed, among other others things, to indemnify the selling securityholders under the registration statement on Form S-3 from certain liabilities and to pay all fees and expenses incident to the Company’s performance of our compliance with the registration of the Series A Preferred Stock, Warrants and the shares of common stock underlying the Warrants.
The terms of the Common Equity Offering and the Preferred Equity Offering, including the participation by affiliates of the JPM Stockholders and Swarth, were reviewed and approved by the Board and the Audit Committee thereof.
Registration Rights Agreement
In connection with the Common Equity Offering, the Company entered into a Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the investors in the Common Equity Offering, including the JPM Stockholders and Swarth.
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Under the Registration Rights Agreement, certain holders of Ribbon common stock were granted certain registration rights, including:
(i)
the right to request that Ribbon file an automatic shelf registration statement and effect unlimited underwritten offerings pursuant to such shelf registration statement;

(ii)
unlimited demand registrations; and

(iii)
unlimited piggyback registration rights that allow holders of registrable shares to require that shares of Ribbon common stock owned by such holders be included in certain registration statements filed by Ribbon, in each case subject to the transfer restrictions contained in the Stockholders Agreement.

In connection with these registration rights, Ribbon has agreed to effect certain procedural actions, including taking certain actions to properly effect any registration statement or offering and to keep the participating Ribbon stockholders reasonably informed with adequate opportunity to comment and review, as well as customary indemnification and contribution agreements. We filed a registration statement on Form S-3 on September 14, 2023 registering for resale the shares of common stock held by the participants of the Common Equity Offering.
Director Compensation
The Compensation Committee reviews the compensation of our non-employee directors periodically and, in consultation its independent compensation consultant regarding compensation on levels for peer companies and the broader market, recommends changes to the Board when it deems appropriate.
In August 2021, the Board approved a new Non-Employee Director Compensation Policy (the “Director Compensation Policy”). Fees payable for service under the Director Compensation Policy are set forth in the table below. The Director Compensation Policy permits a director to elect to receive all or 50% of the cash fees payable to her or him in shares of the Company’s common stock and further permits a director to defer receipt of all or 50% of any shares payable to her or him upon vesting of equity awards until the 15th day of the month following the date on which the electing director ceases to serve on the Board (or earlier in connection with a change in control as defined under the Director Compensation Policy). Pursuant to the Director Compensation Policy, Mr. Grayson elected to receive 100% of the cash fees payable to him in shares of the Company’s common stock.
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The following table describes the components of the non-employee directors’ compensation for 2022:
Compensation Element	Compensation Payment
Annual Retainer	$60,000(1)(2)
Annual Equity Retainer	$120,000(1) in restricted stock units that vest after one year (or, if earlier, on the date of the next annual meeting if the non- employee director does not stand for re-election or is not re- elected by stockholders of the Company)
Committee Fees(3)
Audit Committee	$15,000
Compensation Committee	$10,000
Nominating and Corporate Governance Committee	$5,000
Technology and Innovation Committee	$5,000
Non-Executive Chairman Fee(3)	$50,000(2)
Lead Independent Director Fee(3)	$50,000
Chair Fees(3)
Audit Committee	$25,000
Compensation Committee	$17,000
Nominating and Corporate Governance Committee	$10,000
Technology and Innovation Committee	$10,000
New Director Retainer	New non-employee directors will receive a pro rata annual equity award of restricted stock units, with the proration based on the number of months of service until the month of the Company’s next annual stockholders meeting
Stock Ownership Guidelines	Directors are expected to hold all of the shares of the Company’s common stock granted to them and to maintain such amount of stock ownership throughout their tenure as a director

(1)
Mr. Smith is not entitled to any annual director equity grants. In lieu of such grants, Mr. Smith is entitled to an annual cash retainer of $160,000. As described below, Mr. Smith waived receipt of this cash retainer effective April 1, 2020. Any compensation paid to Mr. Smith will be paid directly to Heritage PE (OEP) III L.P. (“Heritage III”).

(2)
Mr. Shani waived receipt of any cash compensation for his service as Chairman of the Board in 2022.

(3)
Compensation for service as the chairman of the Board, lead independent director or a committee member is in addition to the compensation paid for Board and committee service.

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Total Director Compensation for 2022
The following table contains information on compensation earned by each non-employee member of our Board during 2022:
Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total(2) ($)
Mariano S. de Beer	81,021	120,000	201,021
R. Stewart Ewing, Jr.	105,000	120,000	225,000
Bruns H. Grayson	146,250(3)	120,000	266,250
Beatriz V. Infante	107,000	120,000	227,000
Scott Mair(4)	21,555	92,712	114,267
Krish A. Prabhu(5)	30,040	120,000	150,040
Shaul Shani(6)	0	120,000	120,000
Richard W. Smith(7)	0	0	0
Tanya Tamone	65,000	120,000	185,000

(1)
The amounts in this column do not reflect compensation actually received by the applicable director. Instead, the amounts reflect the grant date fair value of restricted stock awards, as calculated in accordance with Accounting Standards Codification 718, Compensation — Stock-Based Compensation (“ASC 718”).

The amounts reported for each member of the Board represents the grant date fair value of his or her grants during 2022. The grants made to each director during 2022 were as follows:
Director	Restricted Stock Units (“RSUs”) (#)	Grant Date Fair Value ($)
Mariano S. de Beer	38,585(a)	120,000
R. Stewart Ewing, Jr.	38,585(a)	120,000
Bruns H. Grayson	38,585(a)	120,000
Beatriz V. Infante	38,585(a)	120,000
Scott Mair	40,309(b)	92,712
Krish A. Prabhu	—	—
Shaul Shani	38,585(a)	120,000
Richard W. Smith	—	—
Tanya Tamone	38,585(a)	120,000

(a)
Annual director RSU award granted on June 15, 2022 that vested on June 15, 2023.

(b)
Mr. Mair joined the Board on September 7, 2022 and received a pro-rated award with the number of shares based on closing stock price of Ribbon common stock as of the time of grant. The grant vested on June 15, 2023.

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As of December 31, 2022, our non-employee directors held an aggregate of 271,819 unvested restricted stock units as follows:
Director	No. of Unvested RSUs Held as of December 31, 2022 (#)
Mariano S. de Beer	38,585
R. Stewart Ewing, Jr.	38,585
Bruns H. Grayson	38,585
Beatriz V. Infante	38,585
Scott Mair	40,309(a)
Shaul Shani	38,585
Richard W. Smith	—
Tanya Tamone	38,585

(a)
Mr. Mair joined the Board on September 7, 2022 and received a pro-rated award with the number of shares based on closing stock price of Ribbon common stock as of the time of grant.

(2)
Non-employee directors are also eligible to be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at our Board or committee meetings.

(3)
Pursuant to the Director Compensation Policy, Mr. Grayson elected to receive 100% of the cash fees otherwise payable to him in unrestricted shares of our common stock.

(4)
Mr. Mair joined the Board on September 7, 2022.

(5)
Mr. Prabhu did not stand for re-election at the 2022 Annual Meeting of Stockholders held in May 2022.

(6)
Mr. Shani waived receipt of any cash compensation for his service as a director in 2022.

(7)
Mr. Smith is not entitled to any equity compensation in connection with his service as a director. Mr. Smith waived receipt of any cash compensation for his service as a director in 2022.

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AUDIT MATTERS
2	Proposal 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Deloitte has acted as the independent registered accounting firm of Ribbon since the closing of the GENBAND merger in 2017, and of Sonus Networks, Inc. from August 2005 until the closing of the GENBAND merger. We are asking our stockholders to ratify this appointment. Although ratification of our appointment of Deloitte is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. If this proposal is not approved at the 2023 Annual Meeting, our Audit Committee may consider this fact when it appoints our independent registered public accounting firm for the fiscal year ending December 31, 2024. Even if the proposal is approved at the 2023 Annual Meeting, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the interests of the Company and its stockholders.
Representatives of Deloitte are expected to virtually attend the 2023 Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.
PROPOSAL 2	The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2023.
Deloitte Fees
The following is a summary and description of fees for services provided by Deloitte in 2022 and 2021:
	Fiscal Year Ended
Fee Category	2022 ($)	2021 ($)
Audit fees(1)	2,683,171	2,551,006
Audit-related fees(2)	—	15,000
Tax fees(3)	46,850	150,494
All other fees(4)	3,750	3,790
Total	2,733,771	2,720,290

(1)
Audit fees. These amounts for 2022 represent fees for the audit of our consolidated financial statements included in our 2022 Annual Report on Form 10-K (the “2022 Annual Report”), the review of financial statements included in our Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filing and similar engagements for the fiscal year, such as consents and assistance with review of documents filed with the SEC. Audit fees also include advice on accounting matters that may arise in connection with, or as a result of, the audit or the review of periodic consolidated financial statements and statutory audits that non-U.S. jurisdictions require.

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(2)
Audit-related fees. Audit-related fees consist of fees related to due diligence services and accounting consultations regarding the application of generally accepted accounting principles to proposed transactions.

(3)
Tax fees. Tax fees consist of professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, value-added tax compliance, and transfer pricing advice and planning.

(4)
All other fees. All other fees consist of professional products and services other than the services reported above, including fees for our subscription to Deloitte’s online accounting research tool.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
The Audit Committee has adopted a policy to pre-approve audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm and our management submit a list of services expected to be rendered during that year for each of the four categories of services to the Audit Committee for approval. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and our management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all of the services and fees of Deloitte set forth above in accordance with such policy.
Our Audit Committee requires the regular rotation of the lead audit partner and concurring partner as required by Section 203 of the Sarbanes-Oxley Act of 2002 and is responsible for recommending to our Board policies for hiring employees or former employees of the independent registered public accounting firm. The Audit Committee has determined that the provision of services described above to us by Deloitte is compatible with maintaining Deloitte’s independence.
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Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the U.S. Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
We reviewed Ribbon’s audited financial statements for the fiscal year ended December 31, 2022 and discussed these financial statements with Ribbon’s management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Ribbon’s management is responsible for Ribbon’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Ribbon’s independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of Ribbon’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report on those financial statements and issuing a report on the effectiveness of Ribbon’s internal control over financial reporting as of the end of the fiscal year. Our responsibility is to monitor and review these processes. We also reviewed and discussed with Deloitte the audited financial statements and the matters required by the SEC and PCAOB.
Deloitte provided us with, and we reviewed, the written disclosures and the letter required by the applicable requirements of the PCAOB that independent registered public accounting firms annually to disclose in writing all relationships that in the independent registered public accounting firm’s professional opinion may reasonably be thought to bear on independence, to confirm their independence and to engage in a discussion of independence. In addition to engaging in this discussion with Deloitte regarding its independence, we also considered whether Deloitte’s provision of other, non-audit related services to Ribbon is compatible with maintaining Deloitte’s independence.
Based on our discussions with management and Deloitte, and our review of information provided by management and Deloitte, we recommended to the Ribbon Board of Directors that the audited financial statements be included in Ribbon’s Annual Report on Form 10-K for the year ended December 31, 2022.
Submitted by,
THE AUDIT COMMITTEE
R. Stewart Ewing, Jr. (Chair)	Beatriz V. Infante	Scott Mair
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EXECUTIVE OFFICERS
The executive officers of the Company as of the date hereof are listed below:
Name	Age	Position
Bruce W. McClelland	56	President and Chief Executive Officer
Miguel (“Mick”) Lopez	63	Executive Vice President, Chief Financial Officer
Sam Bucci	58	Executive Vice President, Chief Operating Officer
Patrick Macken	49	Executive Vice President, Chief Legal Officer and Corporate Secretary
Dan Redington	56	Executive Vice President, Global Sales
Biographical information regarding each executive officer other than Bruce W. McClelland is set forth below. Mr. McClelland’s biographical information is set forth above under the section entitled “Proposal 1 — Election of Directors.”
AGE 63
MIGUEL LOPEZ	EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President, Chief Financial Officer (July 2020 to present)

Vista Outdoor Inc., outdoor sports and recreation consumer products
■
Chief Financial Officer (2018 to April 2020)

Veritas Technologies, corporate software
■
Chief Financial Officer (2016 to 2017)

Harris Corporation, global defense contractor
■
Chief Financial Officer (2014 to 2016)

Aricent Group/KKR Private Equity, outsourced networked engineering services
■
Chief Financial Officer

Earlier in his career, he gained valuable experience as
■
Vice President, Finance at Cisco Systems

■
VP Business Development at Tyco Fire & Security

■
CFO of ADT Security North America

■
Director of Finance at IBM Corp

■
Auditor at KPMG

EDUCATION
■
Certified Public Accountant (1983)

■
M.B.A., University of Chicago

■
B.S.B.A., Georgetown University

AGE 58
SAM BUCCI	EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President and Chief Operating Officer (January 2023 to present)

■
Executive Vice President and General Manager, IP Optical Networks Business Unit (September 2020 to December 2022)

Nokia / Alcatel-Lucent, a global communications solutions company
■
Director optical networking business unit (1994 to 2020)

Nortel Networks, a global communications solutions company
■
served in the optical business unit in various senior product management, sales and business development roles over several years

EDUCATION
■
B.E., with distinction, McGill University

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AGE 49
PATRICK MACKEN	EXECUTIVE VICE PRESIDENT, CHIEF LEGAL OFFICER AND CORPORATE SECRETARY

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President, Chief Legal Officer and Corporate Secretary (June 2020 to present)

ARRIS International plc, a global communications solutions company
■
Senior Vice President, General Counsel and Secretary (2015 to 2019)

Troutman Sanders LLP (now Troutman Pepper Hamilton Sanders LLP)
■
Partner in the corporate practice

EDUCATION
■
J.D., magna cum laude, Tulane Law School; member of the Order of the Coif

■
B.A., Tulane University

AGE 56
DAN REDINGTON	EXECUTIVE VICE PRESIDENT, GLOBAL SALES
BACKGROUND Ribbon Communications Inc. ■ Executive Vice President, Global Sales (December 2022 to present) Juniper Networks, a global automation company ■ VP, Sales (2002 – 2022)	EDUCATION ■ B.S., Missouri School of Science & Technology

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EXECUTIVE COMPENSATION
3	Proposal 3 — Approval, on a Non-Binding, Advisory Basis, of the Compensation of Our Named Executive Officers
The Board is dedicated to excellence in governance and is mindful of the interests our stockholders have in our executive compensation program. As part of that commitment as required by Section 14A of the Exchange Act, our stockholders are being asked to approve a non-binding advisory resolution on the compensation of our named executive officers. This proposal, which is typically called the “Say-on- Pay” proposal, offers stockholders the opportunity to express their opinions on our 2022 executive compensation program and policies for our named executive officers through the following resolution:
“RESOLVED, that the stockholders of Ribbon Communications Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the “Compensation Discussion and Analysis” section and the accompanying compensation tables and the related narratives in the Proxy Statement for the Company’s 2023 annual meeting of stockholders.”
This vote is not intended to address any specific element of compensation, but rather the overall compensation policies and practices relating to the named executive officers. Even though the outcome of this advisory vote on the compensation of our named executive officers is non-binding, the Board and its Compensation Committee will, as they have done in prior years, consider the outcome of this vote when making future compensation arrangements. The outcome of this advisory vote does not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committees thereof). At the annual meeting held in 2022, stockholders cast 92% of the votes “for” this proposal at that meeting.
We believe that for the reasons summarized in the “Compensation Discussion and Analysis” section of this Proxy Statement, we have a compensation program deserving of stockholder support. Unless the Board modifies its policy regarding the frequency of holding “say on pay” advisory votes, such votes will take place every year and the next such vote will occur at the 2024 Annual Meeting.
PROPOSAL 3	The Board of Directors recommends that stockholders vote FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers.
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Compensation Discussion and Analysis
The following discussion and analysis contain statements regarding performance targets and goals of the Company. These targets and goals are discussed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. Investors should not apply these statements to other contexts.
CD&A CONTENTS
38	OVERVIEW
38	2022 NAMED EXECUTIVE OFFICERS
39	EXECUTIVE SUMMARY OF 2022 EXECUTIVE COMPENSATION DECISIONS
39	Executive Compensation Highlights
39	Our Guiding Compensation Philosophy
41	Consideration of Stockholder Say-on-Pay Vote
41	OVERVIEW OF THE COMPANY’S COMPENSATION PROGRAM
41	Who Oversees the Company’s Compensation Program?
42	Competitive Benchmarking
43	COMPENSATION COMPONENTS
43	Compensation Mix
44	How Target Levels of Compensation Are Determined
44	2022 COMPENSATION PAYOUTS
45	Base Salary
45	Annual Cash Bonuses
46	Equity-Based Incentives
47	Performance Goals
50	BENEFITS AND OTHER COMPENSATION
50	SEVERANCE AND SEPARATION ARRANGEMENTS
50	COMPENSATION POLICIES AND PRACTICES
50	Stock Ownership Requirements
51	Clawback Policy
51	Transactions Involving Hedging, Monetization, Margin Accounts, Pledges, Puts, Calls and Other Derivative Securities
51	TAX AND ACCOUNTING CONSIDERATIONS
51	Accounting for Stock-Based Compensation
51	Policy on Deductibility of Executive Compensation
52	RISK MANAGEMENT AND OUR EXECUTIVE COMPENSATION PROGRAM

Overview
This section explains our compensation philosophy, describes the material components of our executive compensation program for our named executive officers (“NEOs”), whose compensation is set forth in the 2022 Summary Compensation table and other compensation tables contained in this Proxy Statement, and provides an overview of our executive compensation philosophy and program.
2022 Named Executive Officers

Bruce W. McClelland	Miguel Lopez	Sam Bucci
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President, Chief Operating Officer
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Patrick Macken	Tony Scarfo
Executive Vice President, Chief Legal Officer and Corporate Secretary	Former Executive Vice President & GM, Cloud & Edge Business Segment (Mr. Scarfo left Ribbon in February 2023)
Executive Summary of 2022 Executive Compensation Decisions
We believe that our executive compensation program supports our business strategies and talent management objectives and is consistent with sound governance practices that are intended to best serve our stockholders’ long-term interests. In making its compensation decisions for 2022, the Compensation Committee considered, among other things:
■
our financial and operational results for the year,

■
the result of the say-on-pay vote at our 2022 annual meeting of stockholders, and

■
the achievement of the compensation objectives set by the Compensation Committee.

The components of the NEOs’ 2022 compensation and the key decisions underlying such components are described below:
2022 TARGET COMPENSATION COMPONENTS OF CURRENT NEOS EXCLUDING THE CEO (AS A PERCENTAGE OF TOTAL DIRECT COMPENSATION)

Performance Share Units
26%
Base Salary (Fixed)
27%
73%
At Risk
Bonus
20%
RSUs
27%
73% Performance-Based/Equity Linked

Our NEOs are responsible for achieving both short- and long-term performance goals critical to our long-term success. Accordingly, compensation is weighted more heavily towards rewarding variable compensation as an individual rises within the organization.
Executive Compensation Highlights
The Compensation Committee reviews its pay practices to help ensure that they are aligned with the goals and objectives of the business established by the Board, and that such practices reflect what the Compensation Committee believes are good pay practices and support the Company’s strong governance and pay for performance compensation philosophy. No material changes were made to the pay practice structure in 2022.
Our Guiding Compensation Philosophy
Our compensation philosophy and practices are a critical part of our business strategy. We have a rigorous performance and compensation management system, and we believe our compensation
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processes and programs are aligned to provide strong incentives for success while appropriately balancing risk. In setting policies and practices regarding compensation, our guiding philosophy is that our compensation programs should:
We seek to accomplish these objectives by:
■
providing independent Compensation Committee oversight;

■
encouraging and rewarding outstanding initiative, achievement, teamwork, appropriate business- risk taking and a shared success environment; and

■
reinforcing critical measures of performance derived from our business strategy and key success factors.

These objectives, and our general compensation philosophy, are reviewed on an annual basis and updated as appropriate.
Some of the highlights of our compensation programs and practices are as follows:
Compensation Best Practices that We Follow

PAY FOR PERFORMANCE

■
A significant portion of the NEOs’ target compensation is performance-based, share-linked or both

■
All of the special equity awards granted in lieu of the 2022 annual cash incentive payouts to the NEOs and 50% of annual long-term equity awards (excluding sign-on inducement awards) granted in 2022 are performance-based

■
40% of annual performance-based equity awards made in 2022 are tied to relative total stockholder return over a three-year period

CONSERVATIVE SEVERANCE ARRANGEMENTS

■
12-months base salary payment for termination without cause for NEOs (24-months for CEO in connection with termination without cause following a change of control)

■
“Double Trigger” for acceleration of equity awards upon a change of control

COMPENSATION BENCHMARKING and review of market compensation data, including the compensation practices, of peer companies in evaluating the compensation of our NEOs

MEANINGFUL STOCK OWNERSHIP REQUIREMENTS

■
6x for the President and CEO

■
2x for the remaining NEOs

MINIMAL PERQUISITES are provided to our NEOs

ROBUST AND LONG-STANDING CLAWBACK POLICY

MITIGATE UNDUE RISK by utilizing defined maximum payouts for performance-based compensation in order to prevent out-sized payouts

HOLD AN ANNUAL ADVISORY VOTE on the compensation paid to our NEOs

INDEPENDENT COMPENSATION CONSULTING FIRM, engaged by the Compensation Committee, that provides no other services to the Company

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Compensation Practices that We Do Not Follow

NO GUARANTEED BONUSES for our executive officers

NO INDIVIDUAL PERFORMANCE OR NON-FINANCIAL METRICS for determining annual bonus for the NEOs

NO DISCOUNTED STOCK AWARDS, RELOADS OR REPRICING without stockholder approval

NO HEDGING OR PLEDGING of shares permitted for our executive officers and directors

NO TAX GROSS-UP PAYMENTS with respect to any payments made in connection severance including any change of control

NO BROAD SHARE RECYCLING under our stock incentive plans

Consideration of Stockholder Say-on-Pay Vote
The Compensation Committee has historically considered the outcome of the Company’s annual say- on-pay vote when making decisions regarding the Company’s executive compensation program, including engaging in stockholder outreach.
STOCKHOLDER ENGAGEMENT

■
In 2022, we engaged with our two largest stockholders, through Messrs. Shani and Smith, two of our non-employee directors, to discuss matters relating to the compensation of our executive officers, generally.

■
Additionally, in 2022, we met with investors regularly to discuss matters of interests to such stockholders.

The Compensation Committee also engaged its independent compensation consultant to review our executive compensation program in a manner that we believe reflects the goals of our current business, and certain material aspects of the current compensation program are described in this Compensation Discussion and Analysis section. While we believe our current program provides the appropriate incentives and pay-for-performance culture for our NEOs, the Compensation Committee intends to continue to review our compensation practices in the future based on the results of say- on-pay votes and to engage stockholders for input into the Company’s pay practices, where appropriate.
Overview of the Company’s Compensation Program
The Company’s executive compensation program is administered by the Compensation Committee. In addition to attracting and retaining high caliber executives, the components of the executive compensation program are designed to reward the successful execution of corporate strategies, foster and drive continuous improvement, and encourage a high-performance culture, both on an annual basis and over the long-term.
Who Oversees the Company’s Compensation Program?
THE COMPENSATION COMMITTEE
The Compensation Committee is primarily responsible for overseeing the Company’s executive compensation program. Our Board sets the overall corporate performance objectives for each year, while the Compensation Committee determines and approves the compensation level for the
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CEO; reviews the recommendations of the CEO and approves compensation levels of other executive officers; evaluates the performance of these executives; and evaluates and approves all grants of equity-based compensation to the CEO and the other executive officers. All decisions regarding the CEO’s compensation are made by the Compensation Committee in executive session without the CEO present. After the end of the fiscal year, the Compensation Committee reviews the actual corporate performance to determine the appropriate cash incentive amount, if any, to be paid to each eligible executive officer.
ROLE OF THE COMPENSATION CONSULTANT
The duties of the compensation consultant we engage are generally to evaluate board and executive compensation, perform an analysis on realized pay alignment with financial and stock performance, keep the committee apprised of general compensation trends, provide competitive market practice data and benchmarking (including peer group determination), participate in the design and implementation of certain elements of the executive compensation program, assist in the review of compensation related disclosures, assist in share usage analysis and determinations with respect to our equity incentive plans and assist our CEO in developing compensation recommendations to present to the Compensation Committee for the other executive officers. The Compensation Committee may accept, reject or modify any recommendations by compensation consultants or other outside advisors.
Since December 2017, FW Cook has served as the compensation consultant of the Compensation Committee and has advised the Compensation Committee regarding its compensation decisions. The Compensation Committee assessed FW Cook’s independence relative to standards prescribed by the SEC and determined that no conflicts existed.
ROLES OF THE CHIEF EXECUTIVE OFFICER AND THE SENIOR VICE PRESIDENT OF HUMAN RESOURCES
The CEO, in consultation with the Senior Vice President of Human Resources, develops compensation recommendations for the Compensation Committee to consider for the Company’s other executive officers. The CEO considers various factors when making individual compensation recommendations, including the relative importance of the executive’s position within the organization, the individual tenure and experience of the executive, and the executive’s individual performance and contributions to the Company’s results.
The Compensation Committee considers, but is not bound by, compensation recommendations made by the CEO. The Compensation Committee determines the CEO’s compensation in its sole discretion.
Competitive Benchmarking
As part of the ongoing assessment of our executive compensation program, the Compensation Committee, with the assistance of its compensation consultant, reviews market compensation data, including the compensation practices of selected similar companies. Accordingly, the Compensation Committee updates the peer group from time to time to ensure that the Company’s executive compensation program remains competitive and in line with market compensation data.
The peer group generally consists of publicly-traded information technology companies that are in the communications equipment and related sub-industries with market capitalization and revenue in a similar range to that of the Company.
The compensation consultant reviews the business descriptions of potential peer companies to identify businesses generally in the telecommunications and/or networking industries. Then, the Compensation Committee considers factors, such as executive talent and business-line competitors, global scope and complexity, research and development expenses, and market capitalization and revenue multiples, when selecting peers.
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The Compensation Committee reviews and approves the peer group annually. For 2022, the Committee determined, in consultation with FW Cook, that no changes were necessary to the peer group, which is outlined below.
RIBBON FISCAL 2022 EXECUTIVE COMPENSATION
PEER GROUP COMPANIES
ADTRAN, Inc. CalAmp Corp. Calix, Inc. Casa Systems, Inc. CSG Systems International, Inc.	Extreme Networks, Inc. F5 Networks, Inc. Harmonic Inc. Infinera Corporation NETGEAR, Inc.	NetScout Systems, Inc. Plantronics, Inc. Sierra Wireless, Inc. ViaSat, Inc. Viavi Solutions Inc.
FW Cook compiled and provided the Compensation Committee compensation information from the peer group based on the publicly-filed documents of each member of the peer group. While the Compensation Committee considers the compensation of our peer group companies’ senior executives, it does not benchmark a particular percentile for the total compensation of our NEOs or for any component thereof.
Compensation Components
The Compensation Committee annually reviews fixed and variable compensation received by our NEOs, including:
■
base salary,

■
annual and long-term incentives,

■
equity awards, and

■
other benefits (e.g. health and retirement).

Our executive compensation program has four major components that support the Company’s compensation objectives, each of which is discussed in detail below. Such major components reflect the compensation provided to our NEOs in 2022.
Compensation Mix
A significant portion of our executive officers’ total direct compensation (which includes base salary, cash bonus and equity-based incentives) opportunity is attributable to variable compensation — that is, the amount our executives earn is dependent upon Company performance. The 2022 equity-based component of our NEOs’ total compensation consisted primarily of (i) restricted stock units the vesting of which is subject to established performance metrics (“PSUs”) and (ii) restricted stock units that are subject to time-based vesting (“RSUs”), and in both cases the value of which is tied to the value of the Company’s common stock. These variable elements were intended to align the executives’ performance and interests with Company performance and long-term stockholder value.
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The table below generally summarizes the elements of our compensation program for our NEOs in 2022:
	Element	Form of Compensation	Purpose	Link to Company Performance
◀ FIXED ▶	BASE SALARIES	■ Cash	■ Provide competitive, fixed compensation to attract and retain exceptional executive talent	■ Low
◀ VARIABLE ▶	ANNUAL BONUS INCENTIVES	■ Cash and/or PSUs	■ Provide a direct incentive to achieve strong annual operating results	■ High
	LONG-TERM EQUITY INCENTIVES	■ PSUs ■ RSUs	■ Encourage executive officers to build and maintain a long-term equity ownership position in Ribbon so that their interests are aligned with those of our stockholders	■ High
◀ OTHER ▶	HEALTH, RETIREMENT AND OTHER BENEFITS	■ Eligibility to participate in benefit plans generally available to our employees, including 401(k) plan, premiums paid on long- term disability and life insurance
■
Benefit plans are part of a broad- based employee benefits program

■
Except in limited circumstances as discussed in the footnotes of our Summary Compensation Table, our executives do not generally receive any material nonqualified deferred compensation plans or perquisites

■ Low
How Target Levels of Compensation Are Determined
In determining the amount of compensation to pay our NEOs, the Compensation Committee considers factors such as the executive officer’s role within the Company and the level of responsibility, skills and experiences required by the position, the executive officer’s qualifications, our ability to replace such individual and the overall competitive environment for executive talent.
The Compensation Committee also considers the Company’s performance, the executive’s performance, the Compensation Committee’s view of internal equity and consistency and other considerations it deems relevant. In analyzing these factors, the Compensation Committee reviews competitive compensation data gathered in comparative surveys (benchmarking and peer group data). The Compensation Committee does not have a policy for allocating target compensation among the various elements in any particular ratio, but generally attempts to provide an allocation similar to that used by other companies with whom the Company competes for executive talent using the peer data provided by our outside compensation consultant. Of the elements of total direct compensation, only base salary is fixed compensation, while cash bonuses and equity-based awards are both variable compensation and contingent on Company or stock performance.
2022 Compensation Payouts
The established targets for individual components and overall executive compensation are designed to be market competitive in order to attract, motivate and retain the executives necessary to drive and achieve the Company’s objectives. In some cases, individual components may be positioned higher or lower in the market range in order to emphasize a particular element or if individual circumstances dictate. The Compensation Committee believes that the overall compensation program serves to balance the mix of cash and equity compensation with the mix of short- and long- term compensation for our NEOs.
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Base Salary
Base salaries are designed to reflect the scope of responsibilities, performance and competencies of the individual executives, and the relation of that position to other positions in the Company and the external benchmark data for similar positions at peer companies. Each NEO’s salary and performance are reviewed annually as well as at the time of a promotion or other change in responsibilities.
Named Executive Officer	2022 Base Salary ($)
Bruce McClelland	750,000
Miguel Lopez	525,000
Sam Bucci	456,620
Patrick Macken	400,000
Tony Scarfo	405,000
Annual Bonuses
Annual incentives provide NEOs with the opportunity to earn additional compensation beyond base salary. The eligibility for an annual bonus creates an incentive to achieve desired near-term corporate goals that are in furtherance of the Company’s long-term objectives. The compensation program establishes target bonuses for each NEO. Bonuses are expected to represent a substantial part of total compensation for our NEOs, if earned. The 2022 target bonus for each named executive officer is set forth below.
Named Executive Officer	2022 Target Bonus (as % of Base Salary)
Bruce McClelland	100%
Miguel Lopez	75%
Sam Bucci	75%
Patrick Macken	75%
Tony Scarfo	75%
For 2022, the Company had one cash incentive plan for the NEOs — the Senior Management Cash Incentive Plan (the “SMCIP”). In February 2022, the Compensation Committee determined that the annual incentive under the SMCIP for each NEO would be calculated based on the Company’s consolidated revenues with a minimum amount of consolidated pre-bonus Adjusted EBITDA before any bonus would be paid out, each based on the 2022 operating plan adopted by the Board. In addition, in order to further align the NEO’s interests with those of stockholders, the Compensation Committee approved the payment of any bonus earned under the SMCIP in shares of the Company’s common stock, rather than cash (the “2022 Bonus PSUs”). The potential number of shares issuable in connection with the 2022 Bonus PSUs was based on the Company’s closing stock price at the time the bonus award grants were made in March 2022. In recognition of the desire for the NEOs to hold any shares granted and potential market risk associated with share price volatility that would not impact the bonus if it was paid in cash, the Compensation Committee adjusted the payout scales to provide a higher payout if the “target” revenue threshold or higher was achieved. Given that the number of potential shares issued under the 2022 Bonus PSUs was calculated at the time the awards were made in 2022, the Compensation Committee also lowered the maximum payout recognizing that achievement of higher revenue levels was likely to result in a higher stock price compared to the stock price at the time of the bonus award grants and, as a result the NEOs would benefit in that appreciation of the stock price.
Following completion of the year, the Compensation Committee determined the 2022 bonus payout under the SMCIP. Given the Company’s consolidated revenues were below the minimum threshold established for the 2022 SMCIP as shown in the table below, no bonuses were paid to the NEOs in 2022.
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	Target SMCIP Bonus Metrics for NEOs (in millions)
Performance Metric	Minimum 0% ($)	Target 150% ($)	Maximum 200% ($)	Actual 2022 Results ($ in millions)	Calculated Payout Results	Weighting
Revenue	850.0	905.0	920.0	819.8	0%	100%
Adjusted EBITDA(1)	110.0	—	—	64.0	—	—

(1)
Adjusted EBITDA is calculated by excluding from (Loss) income from operations: depreciation; amortization of acquired intangible assets; stock-based compensation; acquisition-related inventory adjustments; certain litigation costs; impairment of goodwill; acquisition-, disposal- and integration- related expense; and restructuring and related expense.

Annual Equity-Based Incentives
Equity-based incentives are provided to executives whose decisions and actions have a direct impact upon our long-term performance and success. PSUs and RSUs were granted to our executive officers in 2022 to link a significant portion of their compensation directly to our long-term success, which aligns with the Compensation Committee’s philosophy. In determining the size of the RSU and PSU awards granted to each executive officer in 2022, the Compensation Committee considered a multitude of factors including:
■
the executive officer’s role,

■
past performance,

■
anticipated contribution to our long-term goals,

■
areas of focus for the year,

■
market data,

■
equity granted in prior years, and

■
existing levels of stock ownership.

2022 EQUITY AWARDS
We made equity grants to our NEOs in 2022 as shown in the table below. These are in addition to the performance-based awards granted in lieu of the potential payment of cash bonuses discussed above under “— Annual Bonuses”.
Named Executive Officer	RSUs (#)	Performance-Based Stock Units (# at Target Vesting, if Applicable)
Mick Lopez	160,256	160,771
Sam Bucci	160,256	160,771
Patrick Macken	128,205	128,616
Tony Scarfo	112,179(1)	112,540

(1)
Includes RSUs granted to Mr. Scarfo in 2022 in lieu of cash bonus that was earned for 2021.

Given the intention that the McClelland Sign-on PSUs cover multiple years of equity grants that may otherwise have been made to Mr. McClelland, the Compensation Committee elected not to grant additional annual equity-based awards for Mr. McClelland in 2022.
RSUS
The RSUs granted to the NEOs in 2022, other than a special grant to Mr. Scarfo, vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date and one-sixth of the RSUs vesting every six months thereafter, subject to the NEO’s continued employment with the Company. In lieu of payment of a cash bonus for the year ended December 31, 2021, Mr. Scarfo agreed to receive 18,497 RSUs that vested on the first anniversary of the grant date.
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PSUs
The annual PSU awards made in 2022 (the “2022 Annual PSUs”) vest after three years and have both performance and service conditions. The performance conditions for the 2022 PSUs are based on key financial performance metrics (60% of the total target award amount) and relative total stockholder return over a three-year period (40% of the total target award amount).
Performance Goals for Annual PSUs
Due to the challenge of setting multi-year goals in our industry, the Compensation Committee establishes annual corporate performance goals at the start of each year of the three-year period covered by the annual awards (60% total weighting of the target award value for the 2022 Annual PSUs). While shares are earned at the end of each one-year performance period, they do not vest and become payable until the end of the full three-year period under the terms of the 2022 Annual PSU awards.
For the performance period beginning January 1, 2022 through December 31, 2022, the corporate performance goal established by the Compensation Committee for the 2022 Annual PSUs was consolidated revenue (100% weighting), provided that a minimum consolidated post-bonus Adjusted EBITDA required for any shares to be earned. The revenue goals and potential payouts are set forth in the table below. These performance goals also applied to the 2022 performance period under PSUs granted to the NEOs in 2021 (the “2021 Annual PSUs”).
	PSU 2022 Performance Metrics (in millions)
Performance Metric	Minimum 0% ($)	Target 100% ($)	Maximum 200% ($)	Weighting
Revenue	850.0	905.0	950.0	100%
Adjusted EBITDA(1)	110.0	—	—	—

(1)
Adjusted EBITDA is calculated by excluding from (Loss) income from operations: depreciation; amortization of acquired intangible assets; stock-based compensation; acquisition-related inventory adjustments; certain litigation costs; impairment of goodwill; acquisition-, disposal- and integration- related expense; and restructuring and related expense.

■
For the performance period January 1, 2023 through December 31, 2023, the performance goals established by the Compensation Committee for the 2021 Annual PSUs and the 2022 Annual PSUs will again use revenue, with no minimum threshold of Adjusted EBITDA required for any shares to be earned.

■
The Compensation Committee will establish the corporate performance goals (and relative weighting) for the performance period January 1, 2024 through December 31, 2024 in early 2024.

For 2022, based on the results discussed above for the SMCIP, the Company’s achievements resulted in none of the target shares for the 2022 performance period being earned under the 2022 Annual PSUs and the 2021 Annual PSUs.
RELATIVE TSR
Relative total stockholder return (“Relative TSR”), which comprises 40% of the total target award, is the return on the Company’s stock taking into account the change in the stock price over the three-year measurement period and assuming any dividends are reinvested. Ribbon’s stock performance
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over the three-year period is compared on a relative basis to a peer index and measured “point-to-point,” with the starting and ending points based on the average 20-trading day closing stock prices at the end of our fiscal years to smooth out any single day volatility.
The table below provides the payout range for the Relative TSR portion of the 2022 Annual PSUs. This portion of the PSU awards cliff vest at the end of the three-year performance period with linear interpolation between each performance hurdle (e.g., 40th percentile Relative TSR performance yields 80% of target payout on this metric).
Payout for Relative TSR Achievement Metric	Relative TSR Achievement
200%	75th percentile
100%	50th percentile
50%	25th percentile
The peer index used to measure Relative TSR for the 2022 PSUs, which is comprised of companies formerly included in the Russell 2500 Telecommunications Sub-Sector Index, is as follows:
Acacia Communications, Inc.	Digi International Inc.	NCR Corporation
ADTRAN Inc.	DZS Inc.	NeoPhotonics Corporation
Anterix Inc.	EchoStar Corporation	NETGEAR Inc.
Applied Optoelectronics Inc.	Extreme Networks Inc.	Ooma Inc.
Avaya Holdings Corp.	GTT Communications Inc.	Plantronics Inc.
Bel Fuse Inc.	Harmonic Inc.	Ribbon Communications Inc.
CalAmp Corp.	Infinera Corporation	RingCentral, Inc.
Calix Inc.	InterDigital Inc.	Telenav Inc.
Casa Systems Inc.	Knowles Corporation	Ubiquiti Inc.
Ciena Corporation	KVH Industries Inc.	Viasat Inc.
Clearfield, Inc.	Loral Space & Communications Inc.	Viavi Solutions Inc.
CommScope Holding Company Inc.	Lumentum Holdings Inc.	Vocera Communications Inc.
Comtech Telecommunications Corp.	Maxar Technologies Inc.
MCCLELLAND SIGN-ON PSUS
In connection with his appointment as President and CEO of Ribbon on March 1, 2020, Mr. McClelland was awarded the McClelland Sign-On PSUs that are subject to achievement of specified share price thresholds on or prior to September 1, 2024. The design of the award was intended to (i) to cover multiple years of equity awards that would otherwise be granted to Mr. McClelland, (ii) encourage sustained performance, (iii) be long-term oriented, and (iv) align with interests with our stockholders.
The McClelland Sign-On PSUs are divided into four tranches, with the performance goals necessary to provide for the vesting of the awards based on the sustained achievement of a certain target closing price per share of our common stock as set forth in the table below (each such target, a “Target Stock Price”) during the applicable “Performance Period” (as set forth in the table defined below). The Company will have achieved the Target Stock Price during any Performance Period and the applicable PSUs vest only if the closing price per share of the common stock equals or exceeds the applicable Target Stock Price for a period of twenty (20) consecutive trading days.
Upon achievement of the Target Stock Price during the applicable Performance Period (e.g., attainment of Target Stock Price of $7.50 during the First Performance Period), a number of the
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McClelland Sign-On PSUs became, or will become, vested as set forth in the table below and Mr. McClelland will receive a number of shares of common stock equal to the number of PSUs that become vested.
Performance Tranche	Performance Period	Value Awarded ($)	Target Stock Price ($)	Number of PSUs Eligible to Vest (#)
First Performance Tranche(1)	March 16, 2020 – September 1, 2021	10,000,000	7.50	1,333,333
Second Performance Tranche	March 16, 2020 – September 1, 2022	15,000,000	12.00	1,250,000
Third Performance Tranche	March 16, 2020 – September 1, 2023	25,000,000	15.00	1,666,667
Fourth Performance Tranche	March 16, 2020 – September 1, 2024	10,000,000	20.00	500,000
Maximum Aggregate Number of Shares Eligible to Be Received:				4,750,000

(1)
The First Performance Tranche vested in full in February 2021.

The vesting described in the table above is referred to as “Target Stock Price Vesting.” Notwithstanding the foregoing, in the event that a Target Stock Price is not achieved on or before the conclusion of a Performance Period and Target Stock Price Vesting does not occur, the applicable portion of the McClelland Sign-On PSUs that have not vested in respect of such Performance Period (the “Prior Performance Period Unvested PSUs”) may still become vested as follows:
■
if, on the first business day following the end of the applicable Performance Period, such Prior Performance Period Unvested PSUs remain outstanding and the “Look Back Percentage” (as defined below) for such Performance Period exceeds 0%, then a number of the Prior Performance Period Unvested PSUs relating to such Performance Period equal to (i) the product of (x) the Value Awarded for such Performance Period and (y) the Look Back Percentage for such Performance Period, divided by (ii) the Target Stock Price for the Performance Period shall become vested on the first business day following the end of such Performance Period (the ”Look Back Vesting”). For the avoidance of doubt, the Look Back Vesting will only be applied to result in vesting of awards in respect of the applicable Performance Period and not for purposes of any McClelland Sign-On PSUs for prior Performance Periods (e.g., Look Back Vesting with respect to the Third Performance Tranche will in no event result in any vesting of any awards in respect of the Second Performance Tranche); and

■
if (i) the higher Target Stock Price applicable to a subsequent Performance Period is achieved in such subsequent Performance Period (such vesting the “Catch-Up Target Vesting”) or (ii) on the first business day following the end of a subsequent Performance Period, such Prior Performance Period Unvested PSUs remain outstanding and the Look Back Percentage for such subsequent Performance Period equals or exceeds 50%, all Prior Performance Period Unvested PSUs for earlier Performance Period(s) that have not previously vested due to Look Back Vesting (the “Remaining Prior Performance Period Unvested RSUs”) will become vested (such vesting the “Catch-Up Look Back Vesting”); provided that, in the event the Remaining Prior Performance Period Unvested RSUs become vested, the number of shares of common stock to be received upon vesting of such Remaining Prior Performance Period Unvested PSUs in a subsequent Performance Period will equal (a) the “Value Awarded” set forth above for such Remaining Prior Performance Period Unvested PSUs divided by (b) the higher Target Stock Price applicable to such subsequent Performance Period. “Value Awarded” attributable to any awards is the prorated portion of the Value Awarded described in the table above (e.g., if 20% of the First Performance Tranche were Remaining Prior Performance Period Unvested PSUs, their allocable portion of the Value Awarded for the First Performance Tranche would equal $2,000,000 ($10,000,000 x 20%)).

“Look Back Percentage” with respect to any Performance Period means the following (represented as a percentage): (a) (i) the Average Trading Price for such Performance Period minus (ii) 90% of
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the Target Stock Price for such Performance Period, divided by (b) 10% of the Target Stock Price; provided that the Look Back Percentage shall in no event exceed 100%.
For illustrative purposes, in the event that the Target Stock Price of $7.50 was not achieved in the First Performance Period and no Prior Performance Period Unvested PSUs vested as a result of Look Back Vesting for the First Performance Period, but the Target Stock Price of $12.00 is achieved in the Second Performance Period, then, upon attainment of the Target Stock Price in the Second Performance Period, Mr. McClelland would become vested in the awards applicable to both the First Performance Period and Second Performance Period and such awards would be settled in a total of 2,083,333 shares of our common stock, consisting of (a) 833,333 shares of common stock in respect of the First Performance Tranche (i.e., a number of shares of common stock equal to the First Performance Period’s “Value Awarded” ($10,000,000) divided by $12.00 (i.e., the achieved Target Stock Price in the Second Performance Period)) plus (b) in respect of the Second Performance Tranche, 1,250,000 shares of common stock (i.e., a number of shares of our common stock equal to the Second Performance Period’s “Value Awarded” ($15,000,000) divided by $12.00 (i.e., the achieved Target Stock Price in the Second Performance Period)).
Given the Company’s stock price at the time Mr. McClelland was hired and the difficulty in establishing meaningful long-term financial goals tied to the Company’s financial results in light of the expected closing of the ECI acquisition at that time, which would significantly change the Company’s operations, the Compensation Committee believed that the use of stock performance targets in the McClelland Sign-On PSUs would reward Mr. McClelland for significant improvement in the Company’s financial performance over an extended period (four years) and would align Mr. McClelland’s interests with those of the Company’s other stockholders.
As of September 1, 2022, the closing price for our common stock had not exceeded $12.00 for any 20 consecutive trading day period from March 16, 2020 through September 1, 2022. As a result, the performance condition for the Second Performance Tranche was not achieved and no additional shares vested under the McClelland Sign-On PSUs.
Benefits and Other Compensation
We have various broad-based employee benefit plans. We do not typically offer perquisites or employee benefits to executive officers that are not also made available to employees on a broad basis.
Our executive officers generally are eligible for the same benefits that are available to all employees, which include group health, dental and vision insurance, life and disability insurance, discretionary 401(k) matching contributions and paid holidays. We offer a 401(k) plan, which allows our employees to invest in a wide array of funds. Except for certain post-termination benefits in connection with severance, we do not provide pension arrangements or post-retirement health coverage for our NEOs. We have entered into indemnification agreements with our executive officers and directors.
Severance and Separation Arrangements
We are party to agreements with each of our NEOs, which generally provide that, upon a termination of the NEO’s employment by the Company without “cause” (as defined in the applicable NEO’s employment agreement), due to a resignation by the NEO for “good reason” (as defined in the applicable NEO’s employment agreement) or due to death or disability of the NEO, the NEO is entitled to certain severance payments and benefits. We believe the entry into such severance arrangements by Ribbon (or our predecessors) is generally consistent with market practice and allows our executives to remain focused on the Company’s objectives in times of potential uncertainty.
For further discussion regarding the severance and separation agreements and arrangements, see “Severance and Change in Control Benefits” below.
Compensation Policies and Practices
Stock Ownership Requirements
The Board believes that it is important to link the interests of our NEOs, among others, to those of our stockholders. Our stock ownership guidelines require our Chief Executive Officer and other
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Section 16 reporting officers to accumulate and hold a minimum amount of Company common stock within a certain number of years of joining the Company. Any Section 16 reporting officer who is subject to our stock ownership guidelines must satisfy these ownership guidelines within five years from the date he or she is appointed as a Section 16 reporting officer; provided, however, that the Chief Executive Officer must satisfy the ownership guidelines within six years from the date he or she is appointed as the Chief Executive Officer. Further, our non-employee directors must maintain the amount of common stock granted to them throughout their tenure as non-employee directors. As of the record date, each of our non-employee directors, Chief Executive Officer and the other Section 16 reporting officers of the Company has either satisfied these ownership guidelines or were on track to satisfy the requirement in the time remaining to do so. The specific stock ownership requirements for our directors, Chief Executive Officer and other Section 16 reporting officers are as follows:
Title	Stock Ownership Requirement	Compliance Period
Chief Executive Officer	6x annual base salary	6 years from appointment, subject to the guidelines
Section 16 Reporting Officers	2x annual base salary	5 years from appointment, subject to the guidelines
Non-Employee Directors	Retain equity holdings for their tenure as non-employee directors
The value of each such individual’s stock ownership will be measured annually by the Compensation Committee.
Clawback Policy
All awards granted under our equity plans are subject to clawback pursuant to the Company’s Clawback Policy and any other clawback policy that the Company may adopt in the future. The Board is reviewing the final rule adopted by the SEC that implements the applicable provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Nasdaq’s related proposed listing standard, in each case relating to recoupment of incentive-based compensation. The Company will amend its clawback policy in accordance with the new listing standard when the new listing standard becomes final.
Transactions Involving Hedging, Monetization, Margin Accounts, Pledges, Puts, Calls and Other Derivative Securities
The Company’s insider trading policy contains stringent restrictions on transactions in Company common stock by directors and officers. All trades by directors and officers must be pre-approved by the Chief Legal Officer. In addition, our insider trading policy prohibits all executive officers and directors from engaging in transactions involving hedging, monetization, margin accounts, pledges, puts, calls and other derivative securities.
Tax and Accounting Considerations
Accounting for Stock-Based Compensation
We account for stock-based compensation in accordance with ASC 718.
Policy on Deductibility of Executive Compensation
Section 162(m) of the Code generally disallows a tax deduction for annual compensation in excess of $1.0 million paid to certain executive officers of the Company. The Tax Cuts and Jobs Act, signed into law on December 22, 2017, repealed the “performance-based compensation” exception to such deduction limitation and expanded the scope of the executive officers who are covered by Section 162(m) of the Code. As a result, for tax years beginning after December 31, 2017, compensation previously intended to be “performance-based” and not subject to Section 162(m) may not be deductible unless it qualifies for limited transition relief applicable to certain remuneration payable pursuant to a written binding contract which was in effect on November 2, 2017. The
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Compensation Committee reviews the potential effect of Section 162(m) of the Code on the Company’s compensation practices periodically. However, the Compensation Committee has no obligation to limit compensation to that which is deductible under Section 162(m) of the Code and may use its judgment to authorize compensation programs and payments (or the modification of existing compensation programs or payments) that may not be deductible when it believes such programs and payments are appropriate and in the Company’s and our stockholders’ best interests. Further, due to uncertainties in the applications of Section 162(m) of the Code, there is no guarantee that deductions claimed under Section 162(m) of the Code will not be challenged or disallowed by the Internal Revenue Service and our ability to deduct compensation under Section 162(m) of the Code may be restricted.
Risk Management and Our Executive Compensation Program
The Compensation Committee monitors and manages our executive compensation program to help ensure that it does not encourage excessive risk taking. The Compensation Committee reviewed, analyzed and considered whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us, and concluded that no such material risks exist.
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Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the U.S. Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
The Compensation Committee currently consists of Beatriz V. Infante, Bruns H. Grayson and Mariano de Beer. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by,
THE COMPENSATION COMMITTEE
Beatriz V. Infante (Chair)	Bruns H. Grayson	Mariano de Beer
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Executive Compensation Tables
2022 Summary Compensation Table
The following table sets forth, for the year ended December 31, 2022 and for the two years prior thereto (if applicable), the compensation earned by our Chief Executive Officer, Chief Financial Officer, and the three most highly compensated executive officers serving as executive officers at December 31, 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Bruce McClelland President and Chief Executive Officer	2022	750,000	—	749,998	—		34,506	1,534,506
	2021	750,000	—	—	—	—	31,423	781,423
	2020	478,846	—	3,631,842	—	783,812	27,749	4,922,249
Miguel Lopez Executive Vice President and Chief Financial Officer	2022	525,000	—	1,439,403	—		24,521	1,998,924
	2021	525,000	—	1,193,098	—	—	22,622	1,740,720
	2020	235,442	—	1,160,692	—	250,129	79,916	1,726,179
Sam Bucci Executive Vice President and Chief Operating Officer	2022	461,234	106,110(4)	1,388,119	—	—	5,744	1,944,397
	2021	461,234	—	1,060,524	—	—	19,378	1,541,136
	2020	122,772	101,496	1,810,353	—	133,942	1,961	2,170,524
Patrick Macken Executive Vice President, Chief Legal Officer and Corporate Secretary	2022	400,000	—	1,136,522			34,860	1,571,382
	2021	400,000	—	1,060,524	—	—	31,446	1,491,970
	2020	210,154	50,000	1,188,046	—	219,263	93,150	1,760,613
Tony Scarfo(5) Former Executive Vice President and General Manager, Cloud & Edge Business Unit	2022	405,000	—	1,093,417	—		26,037	1,524,454

(1)
The amounts shown in this column do not reflect compensation actually received by the NEO. Instead, the amounts primarily reflect the grant date fair value of each stock award granted to each NEO. The grant date fair values of stock awards were calculated in accordance with ASC 718. The methodology for calculating the grant date fair value of stock awards is discussed in Note 19 to our Audited Financial Statements for the year ended December 31, 2022. The grant date fair value of restricted stock units is equal to the closing price of our common stock on the date of grant. In 2022, we granted PSUs with both performance and service conditions to all of the NEOs. In 2021, we granted PSUs with both performance and service conditions to all of the NEOs except Mr. McClelland. In 2020, we granted PSUs with both market and service conditions to Messrs. McClelland, Lopez, Bucci and Macken. Mr. McClelland’s and certain of Mr. Bucci’s PSUs granted in 2020 include market conditions related to our stock price trading at or above certain thresholds for a specified amount of time. PSUs that include a market condition require the use of a Monte Carlo simulation approach to model future stock price movements based upon the risk-free rate of return, the volatility of each entity and, where applicable, the pair-wise covariance between each entity. These results are then used to calculate the grant date fair values of the respective PSUs.

(2)
The amounts shown in this column represent the amounts earned under our SMCIP. No bonus payments were made to the NEOs for 2022 under the SMCIP as the performance objectives established for 2022 were not met.

(3)
This column includes the incremental cost of certain perquisites and other personal benefits provided to the NEOs. The components of All Other Compensation for 2022 are as follows:

2022 Compensation Components	Bruce McClelland ($)	Miguel Lopez ($)	Sam Bucci ($)	Patrick Macken ($)	Tony Scarfo ($)
Health Benefits(a)	27,118	16,802	1,984	27,140	18,318
401(k) matching contributions/pension and profit sharing contribution(b)	5,769	6,100	—	6,100	6,100
Life, disability and excess liability insurance(a)	1,283	1,283	3,424	1,283	1,283
Travel medical coverage(a)	336	336	336	336	336
Total All Other Compensation	34,506	24,521	5,744	34,860	26,037
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(a)
Represents the Company’s portion of such benefits.

(b)
Represents the Company’s 401(k) matching contributions for Messrs. McClelland, Lopez, Macken and Scarfo and pension and profit sharing contributions for Mr. Bucci.

(4)
Relocation bonus or equivalent payment.

(5)
Mr. Scarfo’s employment with Ribbon was terminated in February 2023.

Grants of Plan-Based Awards in 2022
The following table sets forth information about incentive plan awards made to the NEOs during the year ended December 31, 2022:
	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Awards: No. of Units (#)	GrantDate Fair Value of Stock Awards(2) ($)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bruce McClelland
	June 15, 2022	—	—	—	—	241,157	483,314	—	749,998
Miguel Lopez
	April 18, 2022	—	—	—	—	—	—	160,256	499,999
	June 15, 2022	—	—	—	—	96,463	192,926	—	300,000
	June 15, 2022	—	—	—	—	64,308	128,616	—	199,998
	June 15, 2022	—	—	—	—	126,607	253,214	—	393,748
Sam Bucci
	April 18, 2022	—	—	—	—	—	—	160,256	499,999
	June 15, 2022	—	—	—	—	96,463	192,926	—	300,000
	June 15, 2022	—	—	—	—	64,308	128,616	—	199,998
	June 15, 2022	—	—	—	—	110,117	220,234	—	342,464
Patrick Macken
	April 18, 2022	—	—	—	—	—	—	128,205	400,000
	June 15, 2022	—	—	—	—	77,170	154,340	—	239,999
	June 15, 2022	—	—	—	—	51,446	102,892	—	159,997
	June 15, 2022	—	—	—	—	96,463	192,926	—	300,000
Tony Scarfo
	April 18, 2022	—	—	—	—	—	—	112,179	349,999
	April 18, 2022	—	—	—	—	—	—	18,497	57,711
	June 15, 2022	—	—	—	—	67,524	135,048	—	210,000
	June 15, 2022	—	—	—	—	45,016	90,032	—	140,000
	June 15, 2022	—	—	—	—	97,668	195,336	—	303,747

(1)
In 2022, we granted PSUs with both market and service conditions to Messrs. Lopez, Bucci, Macken and Scarfo. PSUs that include a market condition require the use of a Monte Carlo simulation approach to model future stock price movements based upon the risk-free rate of return, the volatility of each entity and, where applicable, the pair-wise covariance between each entity. These results are then used to calculate the grant date fair values of the respective PSUs.

Each NEO’s 2022 Annual PSU grant based, in part, on performance is comprised of three consecutive fiscal year performance periods from 2022 through 2024 (each, a “Fiscal Year Performance Period”), with one-third of the Performance PSUs attributable to each Fiscal Year Performance Period. The number of shares that will vest for each Fiscal Year Performance Period will be based on the achievement of certain metrics related to the Company’s financial performance for the applicable year on a standalone basis (each, a “Fiscal Year Performance Condition”). The Company’s achievement of each Fiscal Year Performance Condition (and the number of shares of Company common stock to vest as a result thereof) is measured on a linear sliding scale in relation to specific threshold, target and stretch performance conditions. The Compensation Committee will determine the number of shares earned, if any, after the Company’s financial results for each Fiscal Year Performance Period are finalized. Upon the determination by the Compensation Committee of the number of shares that will be received upon vesting of the 2022 Annual PSUs, such number of shares will become fixed and the unamortized expense will be recorded through the remainder of the service period that ends on March 15, 2025, at which time the total Performance PSUs earned, if any, will vest, pending each executive’s continued employment with the Company through that date.
Each NEO’s 2022 Bonus PSU grant is based on performance for the one-year period beginning January 1, 2022 through December 31, 2022 (the “Bonus Performance Period”) with achievement for the Bonus Performance Period (and the number of shares of Company common stock to vest as a result thereof) measured on a linear sliding scale in relation to the specific threshold, target and maximum performance conditions.
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The number of shares of common stock to be achieved upon vesting of the Performance PSUs will in no event exceed 200% of the Performance PSUs. Shares subject to the Performance PSUs that fail to be earned will be forfeited. In March 2023, as discussed in “— Compensation Discussion & Analysis” above, the Compensation Committee determined that the performance metrics for the performance portion of the 2022 Annual PSUs and the 2022 Bonus PSUs had not been achieved at the minimum level and, as a result, no shares were earned for either the 2022 Fiscal Year Performance Period or the Bonus Performance Period.
The TSR portion of the 2022 Annual PSUs have a single three-year performance period, which will end on December 31, 2024 (the “Market Performance Period”). The number of shares subject to the TSR portion of the 2022 Annual PSUs that will vest, if any, on March 15, 2025, will be dependent upon the Company’s TSR compared with the TSR of the peer companies identified by the Compensation Committee for the 2022 Annual PSUs, measured by the Compensation Committee after the Market Performance Period ends. The shares determined to be earned will vest on March 15, 2025, pending each executive’s continued employment with the Company through that date. The number of shares of common stock to be achieved upon vesting of the TSR portion of the 2022 Annual PSUs will in no event exceed 200% of the TSR portion of the 2022 Annual PSUs. Shares subject to the TSR portion of the 2022 Annual PSUs that fail to be earned will be forfeited.
(2)
Amounts reflect the grant date fair values of the RSUs and PSUs estimated in accordance with ASC 718 as of the respective grant dates. The methodology for calculating the grant date fair value of stock awards is discussed in Note 19 to the Company’s Audited Financial Statements for the year ended December 31, 2022.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning unvested stock awards held by the NEOs as of December 31, 2022 for those NEOs that held unvested awards as of such date:
	Stock Awards
Name	No. of Shares of Stock Awards that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested(1) ($)
Bruce McClelland			3,416,667(2)	9,532,501
Miguel Lopez	33,815(3)	94,344
	26,881(3)	74,998
	160,256(3)	447,114
	24,890(4)	69,443
	39,283(5)	109,600
			10,573(4)	29,499
			64,309(4)	179,422
			21,505(5)	59,999
			64,308(5)	179,419
Sam Bucci	33,411(6)	93,217
	23,894(6)	66,664
	160,256(6)	447,114
	25,059(7)	69,915
	40,094(8)	111,863
			9,558(7)	26,667
			64,309(7)	179,422
			19,116(8)	53,333
			64,308(8)	179,419
Patrick Macken	25,000(9)	69,750
	23,894(9)	66,664
	128,205(9)	357,691
	22,884(10)	63,846
	36,614(11)	102,153
			9,558(10)	26,667
			51,447(10)	143,537
			19,116(11)	53,334
			51,446(11)	143,534
Tony Scarfo	27,006(12)	75,347
	20,908(12)	58,333
	112,179(12)	312,979
	20,022(13)	55,861
	32,037(14)	89,383
			8,363(13)	23,333
			45,016(13)	125,595
			16,727(14)	46,668
			45,016(14)	125,595

(1)
In accordance with SEC rules, the market value of unvested restricted stock units was determined by multiplying the number of such shares by $2.79, the closing market price of our common stock on December 30, 2022.

(2)
Mr. McClelland’s 3,416,667 unearned stock units represent shares underlying Performance PSUs, a portion or all of which will be earned and released if and when three separate stock price thresholds are achieved on or before September 1, 2024. The first share price threshold was achieved on March 1, 2021, and accordingly 1,333,333 shares were released to him. Mr. McClelland did not earn any shares in connection with the Company’s 2022 performance under his 2022 Bonus PSUs.

(3)
Of Mr. Lopez’s 33,815 unvested RSUs, 16,592 vested on January 15, 2023, and 16,593 will vest on July 15, 2023. Of Mr. Lopez’s 26,881 unvested RSUs, 8,960 vested on March 15, 2023, 8,961 will vest on September 15, 2023 and 8,960

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will vest on March 15, 2024. Of Mr. Lopez’s 160,256 unvested RSUs, 53,240 vested on April 18, 2023, 26,709 will vest on October 18, 2023, 26,709 will vest on April 18, 2024, 26,709 will vest on October 18, 2024 and 26,709 will vest on April 18, 2025.
(4)
The 24,890 unvested stock units represent the number of shares underlying Mr. Lopez’s unvested 2020 PSUs based on actual 2020 performance; these shares vested on March 15, 2023. Mr. Lopez’s 10,573 unearned stock units represent shares underlying 2021 Annual PSUs that will vest upon achievement of target performance goals in a future performance period; shares earned, if any, will vest on March 15, 2024. Mr. Lopez’s 64,309 unearned stock units represent shares underlying 2022 Annual PSUs that will vest upon achievement of target performance goals in future performance periods; shares earned, if any, will vest on March 15, 2025. Mr. Lopez did not earn any shares in connection with the Company’s 2021 and 2022 performance under the 2020 Annual PSUs, the 2021 Annual PSUs, the 2022 Annual PSUs or under his 2022 Bonus PSUs.

(5)
The 24,890 unvested stock units represent the number of shares underlying Mr. Lopez’s unvested 2020 PSUs based on the actual relative TSR for the 3-year period ended December 31, 2022; these shares vested on March 15, 2023. The 21,505 unvested stock units represent the shares underlying Mr. Lopez’s unvested 2021 PSUs based on relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance; shares earned, if any, will vest on March 15, 2024. The 64,308 unvested stock units represent the shares underlying Mr. Lopez’s unvested 2022 PSUs based on relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance; shares earned, if any, will vest on March 15, 2025.

(6)
Of Mr. Bucci’s 33,411 unvested RSUs, 16,705 vested on March 15, 2023 and 16,706 will vest on September 15, 2023. Of Mr. Bucci’s 23,894 unvested RSUs, 7,965 vested on March 15, 2023, 7,964 will vest on September 15, 2023 and 7,965 will vest on March 15, 2024. Of Mr. Bucci’s 160,256 unvested RSUs, 53,240 vested on April 18, 2023, 26,709 will vest on October 18, 2023, 26,709 will vest on April 18, 2024, 26,709 will vest on October 18, 2024 and 26,709 will vest on April 18, 2025.

(7)
The 25,059 unvested stock units represent the number of shares underlying Mr. Bucci’s unvested 2020 PSUs based on actual 2020 performance; these shares vested on March 15, 2023. Mr. Bucci’s 9,558 unearned stock units represent shares underlying 2021 Annual PSUs that will vest upon achievement of target performance goals in a future performance period; shares earned, if any, will vest on March 15, 2024. Mr. Bucci’s 64,309 unearned stock units represent shares underlying 2022 Annual PSUs that will vest upon achievement of target performance goals in future performance periods; shares earned, if any, will vest on March 15, 2025. Mr. Bucci did not earn any shares in connection with the Company’s 2021 and 2022 performance under the 2020 Annual PSUs, the 2021 Annual PSUs, the 2022 Annual PSUs or under his 2022 Bonus PSUs.

(8)
The 25,059 unvested stock units represent the number of shares underlying Mr. Bucci’s unvested 2020 PSUs based on the actual relative TSR for the 3-year period ended December 31, 2022; these shares vested on March 15, 2023. The 19,116 unvested stock units represent the shares underlying Mr. Bucci’s unvested 2021 PSUs based on relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance; shares earned, if any, will vest on March 15, 2024. The 64,308 unvested stock units represent the shares underlying Mr. Bucci’s unvested 2022 PSUs based on relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance; shares earned, if any, will vest on March 15, 2025.

(9)
Of Mr. Macken’s 25,000 unvested RSUs, 25,000 vested on June 19, 2023. Of Mr. Macken’s 23,894 unvested RSUs, 7,965 vested on March 15, 2023, 7,964 will vest on September 15, 2023 and 7,965 will vest on March 15, 2024. Of Mr. Macken’s 128,205 unvested RSUs, 42,736 vested on April 18, 2023, 21,367 will vest on October 18, 2023, 21,368 will vest on April 18, 2024, 21,367 will vest on October 18, 2024 and 21,367 will vest on April 18, 2025.

(10)
The 22,884 unvested stock units represent the number of shares underlying Mr. Macken’s unvested 2020 PSUs based on actual 2020 performance; these shares vested on March 15, 2023. Mr. Macken’s 9,558 unearned stock units represent shares underlying 2021 Annual PSUs that will vest upon achievement of target performance goals in a future performance period; shares earned, if any, will vest on March 15, 2024. Mr. Macken’s 51,447 unearned stock units represent shares underlying 2022 Annual PSUs that will vest upon achievement of target performance goals in future performance periods; shares earned, if any, will vest on March 15, 2025. Mr. Macken did not earn any shares in connection with the Company’s 2021 and 2022 performance under the 2020 Annual PSUs, the 2021 Annual PSUs, the 2022 Annual PSUs or under his 2022 Bonus PSUs.

(11)
The 36,614 unvested stock units represent the number of shares underlying Mr. Macken’s unvested 2020 PSUs based on the actual relative TSR for the 3-year period ended December 31, 2022; these shares vested on March 15, 2023. The 19,116 unvested stock units represent the shares underlying Mr. Macken’s unvested 2021 PSUs based on relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance; shares earned, if any, will vest on March 15, 2024. The 51,446 unvested stock units represent the shares underlying Mr. Macken’s unvested 2022 PSUs based on relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance; shares earned, if any, will vest on March 15, 2025.

(12)
Of Mr. Scarfo’s 27,006 unvested RSUs, 27,006 vested on March 16, 2023. Of Mr. Scarfo’s 20,908 unvested RSUs, 6,970 vested on March 15, 2023 and 13,938 vested on March 17, 2023 in connection with his departure from the Company. Of Mr. Scarfo’s 112,179 unvested RSUs, 56,090 vested on March 17, 2023 and the remaining unvested RSUs were forfeited in connection with his departure from the Company.

(13)
The 20,022 unvested stock units represent the number of shares underlying Mr. Scarfo’s unvested 2020 PSUs based on actual 2020 performance; these shares vested on March 15, 2023. Mr. Scarfo’s 8,363 unearned stock units represent shares underlying 2021 Annual PSUs, a pro rata portion of which will vest upon achievement of target performance goals in a future performance period; shares earned, if any, will vest on March 15, 2024. Mr. Scarfo’s 45,016 unearned stock units represent shares underlying 2022 Annual PSUs that will vest upon achievement of target performance goals

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in future performance periods; shares earned, if any, will vest on March 15, 2025. Mr. Scarfo did not earn any shares in connection with the Company’s 2021 and 2022 performance under the 2020 Annual PSUs, the 2021 Annual PSUs, the 2022 Annual PSUs or under his 2022 Bonus PSUs.
(14)
The 32,037 unvested stock units represent the number of shares underlying Mr. Scarfo’s unvested 2020 PSUs based on the actual relative TSR for the 3-year period ended December 31, 2022; these shares vested on March 15, 2023. The 16,727 unvested stock units represent the shares underlying Mr. Scarfo’s unvested 2021 PSUs based on relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance; shares earned, if any, will vest on March 15, 2024. The 45,016 unvested stock units represent the shares underlying Mr. Scarfo’s unvested 2022 PSUs based on relative TSR, which have a three-year performance period. As a result of Mr. Sarfo’s departure in February 2023, a pro-rata portion will vest upon achievement of target performance measured as of December 31, 2023; shares earned, if any, will vest not later than March 15, 2024.

2022 Stock Vested
The following table summarizes for the NEOs in 2022 the number of shares acquired upon the vesting of stock awards and the value realized, before payout of any applicable withholding tax. NEOs that did not have any stock awards vest in 2022 are excluded from the table.
Name	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Miguel Lopez	43,476	130,906
Sam Bucci	57,308	168,190
Patrick Macken	48,896	138,708
Tony Scarfo	132,629	382,673

(1)
We withhold and retire enough vesting shares to cover each NEO’s withholding tax obligations associated with the vesting of such shares.

Of Mr. Lopez’s 43,476 shares that vested in 2022, 15,207 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
Of Mr. Bucci’s 57,308 shares that vested in 2022, 28,487 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
Of Mr. Macken’s 48,896 shares that vested in 2022, 19,679 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
Of Mr. Scarfo’s 132,629 shares that vested in 2022, 36,537 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
(2)
In accordance with SEC rules, the aggregate dollar amount realized upon vesting of shares of restricted stock was determined by multiplying the number of shares by the closing market price of our common stock on the day before vesting.

Severance and Change of Control Benefits
To attract and retain key executive officers, the Company has entered into executive agreements that include severance and change of control benefits. In the event or threat of a change of control transaction, we believe that these agreements reduce uncertainty and provide compensation for the significant levels of executive engagement and support required during an ownership transition that may result in the termination of their employment. The severance arrangements for the Current NEOs generally provide that, upon termination of the NEO’s employment by the Company without cause, by the NEO for good reason or due to death or disability of the NEO, the NEO is entitled to certain severance payments and benefits as described below. As previously noted, Mr. Scarfo left Ribbon in February 2023 and, as a result, a description of the severance and change of control benefits payable to him is immaterial as they no longer apply.
Bruce McClelland
We have entered into a severance agreement with Mr. McClelland (the “McClelland Severance Agreement”). Upon a termination of Mr. McClelland’s employment by the Company without Cause
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or by Mr. McClelland for Good Reason (each as defined in the McClelland Severance Agreement), Mr. McClelland is entitled to:
(a)
severance payments equal to:

(i)
100% of his annual base salary, payable over 12 months following termination,

(ii)
his target annual bonus, payable at the same time as such bonus would have been paid absent termination, and

(iii)
in the event such termination occurs more than six months following the commencement of the fiscal year, Mr. McClelland shall be entitled to receive a prorated portion of the annual bonus for the fiscal year of termination based on actual Company performance and target individual performance (such proration based on the number of days actually employed in such fiscal year) (the “Pro Rata Bonus”), and

(b)
a lump sum payment of an amount equal to the sum of the Company’s share of health plan premium payments for a period of 12 months following termination. In addition, upon such a termination,

(A)
Mr. McClelland’s equity awards that are subject to vesting based solely upon Mr. McClelland’s continued service with the Company and would have vested during the 12-month period following the date of Mr. McClelland’s termination of employment shall vest, and

(B)
(i)
all awards that are subject to vesting in whole or in part based on the achievement of performance objective(s) (other than the McClelland Sign-On PSUs) (collectively, “Performance-Based Equity Awards”) with respect to any performance periods ending on or prior to the date of termination shall remain eligible to vest based on actual performance through the end of the applicable performance period, and

(ii)
a pro-rated portion of Performance-Based Equity Awards with respect to any performance periods in which the date of termination occurs shall remain eligible to vest based on performance through the end of the fiscal year in which the date of termination occurs based on actual performance through the end of such fiscal year (such proration based on the number of days actually employed during such performance period).

Notwithstanding the foregoing, to the extent a termination by the Company without Cause or by Mr. McClelland for Good Reason occurs within 12 months following a Change in Control (as defined in the McClelland Severance Agreement), Mr. McClelland is entitled to receive a cash lump sum payment equal to:
(a)
200% of (X) his annual base salary, and (Y) his target annual bonus,

(b)
in the event such termination occurs more than six months following the commencement of the fiscal year, the Pro Rata Bonus, and

(c)
a lump sum payment of an amount equal to the sum of the Company’s share of health plan premium payments for a period of 24 months following termination.

In addition, upon such a termination, the vesting of all of Mr. McClelland’s outstanding equity awards (other than the Sign-on RSUs and the Sign-On PSUs) will accelerate, with Performance-Based Equity Awards vesting as if target performance had been achieved, pursuant to the McClelland Severance Agreement. Further, the Sign-on RSUs and Sign-On PSUs will be eligible to vest on or following a Change in Control (as defined in the McClelland Severance Agreement) in accordance with the terms of the underlying award agreements.
Mick Lopez, Sam Bucci and Patrick Macken
We have entered into severance agreements with each of Messrs. Lopez, Bucci and Macken (each an “Executive Severance Agreement”). Each of the Executive Severance Agreements is subject to a
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three-year term, with automatic one-year renewals thereafter unless six months’ prior written notice of non-renewal is given before the term automatically renews. In no event will any of the Severance Agreements end before the first anniversary of the date of the closing of a Change of Control (as such term is defined in the respective Severance Agreements) of the Company.
Under each of the Executive Severance Agreements, if the Company terminates the employment of Mr. Lopez, Mr. Bucci or Mr. Macken without Cause (as such term is defined in the respective Executive Severance Agreement) (other than due to death or Disability (as such term is defined in the respective Executive Severance Agreement)) or if Mr. Lopez, Mr. Bucci or Mr. Macken terminates his employment with Good Reason (as such term is defined in the respective Executive Severance Agreement) outside of a Change of Control Protection Period (such term is defined as the period beginning on the date of the closing of a Change in Control and ending on the first anniversary of such Change in Control), each of Messrs. Lopez, Bucci and Macken will be entitled, less applicable withholdings, to receive:
(i)
continued payment of his then-current base salary for a period of 12 months following the termination date;

(ii)
a one-time lump sum cash amount equal to his pro-rated annual bonus, payable at the same time annual bonuses are paid, if at all, to other executive officers of the Company;

(iii)
a one-time lump sum cash amount equal to the aggregate sum of the Company’s share of medical, dental and vision insurance premiums for such executive officer and his dependents for the 12-month period following the termination date;

(iv)
accelerated vesting of the executive officer’s unvested time-based equity awards that are scheduled to vest within twelve months following his termination date; and

(v)
continued eligibility to pro-rata vest unvested performance-based equity awards subject to the Company’s actual achievement of applicable performance conditions for the portion of the performance period through the executive officer’s termination date.

If the Company terminates the employment of any of Mr. Lopez, Mr. Bucci or Mr. Macken without Cause (other than as a result of his death or Disability) or if any of these executive officers terminates his employment with Good Reason during a Change in Control Protection Period, then such executive officer will be entitled to receive:
(i)
a one-time lump sum cash amount equal to twelve months of his then-current base salary;

(ii)
a one-time lump sum cash amount equal to his then-target annual bonus;

(iii)
a one-time lump sum cash amount equal to his pro-rated annual bonus, payable at the same time annual bonuses are paid, if at all, to other executive officers of the Company;

(iv)
a one-time lump sum cash amount equal to the aggregate sum of the Company’s share of medical, dental and vision insurance premiums for such executive officer and his dependents for the 12-month period following the termination date;

(v)
full accelerated vesting of the executive officer’s unvested time-based equity awards; and

(vi)
full accelerated vesting of the executive officer’s unvested performance-based equity awards at a target level of achievement for each applicable performance condition.

Equity Award Acceleration
In addition to the severance benefits and payments described above, in the event of a Change in Control (as defined in the Amended and Restated 2019 Plan and referred to herein as a “change in control”), our forms of equity agreements under the Amended and Restated 2019 Plan provide for certain accelerated vesting of awards thereunder. Except as otherwise noted in the severance arrangements above, effective immediately prior to the occurrence of a change in control, an additional one-third of the number of shares covered by the restricted stock award will become
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vested and the remaining unvested shares subject to the restricted stock award will continue to vest pursuant to the vesting schedule set forth in the award, except that the vesting schedule will be shortened by 12 months.
Potential Payments Upon Termination or Upon Change in Control
The table below shows potential payments to the NEOs with severance or change in control arrangements upon termination or upon a change in control of our Company. The amounts shown assume that termination and/or change in control was effective as of December 31, 2022, the last day of our fiscal year, and are estimates of the amounts that would have been paid to or realized by the NEOs upon such a termination or change in control on such date. The actual amounts to be paid or realized can only be determined at the time of an NEO’s termination or following a change in control. As previously noted, Mr. Scarfo left Ribbon in February 2023 and, as a result, a description of the severance and change of control benefits payable to him is immaterial as they no longer apply.
Name	Potential Payments	Termination Without Cause or for Good Reason(1) ($)	Termination Upon Death or Disability ($)	Change in Control ($)	Termination Without Cause or for Good Reason following a Change in Control ($)
Bruce McClelland	Cash Severance	1,500,000	—	—	3,000,000
	Stock Awards(2)	—	—	—	—
	Health Benefits	27,867	—	—	27,867
	Total	1,527,867	—	—	3,027,867
Miguel Lopez	Cash Severance	525,000	—	—	918,750
	Stock Awards(2)	546,695	—	—	1,144,287
	Health Benefits	8,927	—	—	8,927
	Total	1,080,622			2,071,964
Sam Bucci	Cash Severance	425,986	—	—	745,476
	Stock Awards(2)	496,389	—	—	1,085,647
	Health Benefits	2,580	—	—	2,580
	Total	924,955			1,833,703
Patrick Macken	Cash Severance	400,000	—	—	700,000
	Stock Awards(2)	459,038	—	—	943,777
	Health Benefits	27,896	—	—	27,896
	Total	886,934			1,671,673

(1)
Represents the severance benefits that the NEO would be eligible to receive absent a change in control.

(2)
These amounts represent the gains that would be realized on the acceleration of unvested restricted share units and performance-based stock units in accordance with the NEOs’ respective employment and/or grant agreements. The gains were calculated by multiplying our closing stock price of $2.79 on December 30, 2022 by the number of shares (or shares underlying PSUs) that would accelerate.

For Mr. McClelland, the closing stock price of $2.79 on December 30, 2022 was used to determine any vesting of his McClelland Sign-On PSUs.
CEO Pay Ratio
To determine the median annual compensation for all employees other than the CEO, a median employee was identified from the worldwide population (including full-time, part-time, seasonal and temporary employees), excluding 185 employees from the following jurisdictions:
■
Mexico (84 employees),

■
Czechia (45 employees),

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■
Malaysia (26 employees),

■
Philippines (24 employees),

■
Vietnam (5 employees), and

■
Togo (1 employee),

which in the aggregate represent 5% or less of the Company’s total employee population.
This determination was done as of November 30, 2021 and was not updated in 2022 because the Company determined that there had not been any material change in the overall employee population since that date.
No employees were excluded from the employee population due to data privacy issues.
To determine the median employee, we utilized the “regular earnings” of the applicable employees, which represents cash compensation excluding bonus, commissions and other similar incentive compensation. The Company did not utilize any cost of living or other material adjustments. In connection with our analysis, we utilized the foreign currency exchange rate used for our internal financial accounting purposes. Based on the foregoing, the median employee was determined to be a Program Management Engineering Technical Specialist working on a full-time basis in Canada.
For 2022, the annual total compensation for the median employee was $71,209 and the annual total compensation for our CEO was $1,534,506, which reflects the total compensation paid to Mr. McClelland, the Chief Executive Officer for 2022. Based on the calculation of the annual total compensation for both the CEO and the median employee (as described above), the ratio of CEO pay to the median employee pay is approximately 21.5:1. The pay ratio provided is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, our pay ratio may not be comparable to the pay ratio reported by other companies or our pay ratio in any future year.
Employee	2022 Annual Total Compensation ($)	Pay Ratio Estimate
Mr. McClelland, our Chief Executive Officer	1,534,506	21.5:1
Our median employee (excluding our CEO and certain non-U.S. employees)	71,209
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Pay Versus Performance Disclosures
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation — Compensation Discussion and Analysis.”
Year(1)	Summary Compensation Table Total for PEO #1	Compensation Actually Paid to PEO #1(2)	Summary Compensation Table Total for PEO #2	Compensation Actually Paid to PEO #2(2)	Summary Compensation Table Total for PEO #3	Compensation Actually Paid to PEO #3(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On:		Net (Loss) Income (in thousands)	Revenue (in millions)
									Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)
2022	$1,534,506	$(6,504,331)	—	—	—	—	$1,759,789	$352,253	$90.00	$82.21	$(98,083)	$820
2021	$781,423	$2,879,477	—	—	—	—	$1,667,845	$1,461,408	$195.16	$112.44	$(177,185)	$845
2020	$4,922,249	$23,030,777	$1,684,310	$3,389,048	$1,706,056	$1,734,278	$1,807,140	$2,487,383	$211.61	$110.08	$88,591	$844
(1)
The Principal Executive Officer(s) (“PEO”) and other named executive officers (“Other NEOs”) for each applicable year are:
2022 — PEO #1: Bruce McClelland. Other NEOs: Mick Lopez; Sam Bucci; Patrick Macken and Tony Scarfo.
2021 — PEO #1: Bruce McClelland. Other NEOs: Mick Lopez; Sam Bucci; Patrick Macken and Steve McCaffery. 2020 — PEO #1: Bruce McClelland. PEO #2: Steven Bruny (served as Co-CEO until March 2020 but continued to serve as an NEO for remainder of 2020). PEO #3: Kevin Riley (served as Co-CEO until March 2020 but continued to serve as an NEO for remainder of 2020). Other NEOs: Mick Lopez; Sam Bucci; Patrick Macken, Tony Scarfo, Daryl Raiford and Justin Ferguson.

(2)
The following tables detail the applicable adjustments made, per SEC rules, to the amounts reflected in the total column of the “Summary Compensation Table” to determine “Compensation Actually Paid” for each PEO noted.

	2022	2021	2020
	PEO #1	PEO #1	PEO #1	PEO #2	PEO #3
Summary Compensation Table — Total Compensation	$1,534,506	$781,423	$4,922,249	$1,684,310	$1,706,056
Deduct Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$749,998	—	$3,631,842	$869,978	$379,000
Add Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$672,828	—	$21,740,370	$1,936,265	—
Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$(7,961,667)	$(3,579,167)	—	$519,811	—
Add Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	—	—	—	—	$491,142
Add Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied During Fiscal Year	—	$5,677,221	—	$118,640	$70,394
Deduct Fair Value as of Prior Fiscal Year End of Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—	$154,314
Compensation Actually Paid	$(6,504,331)	$2,879,477	$23,030,777	$3,389,048	$1,734,278

(3)
The following tables detail the applicable adjustments made, per SEC rules, to the amounts reflected in the total column of the “Summary Compensation Table” for the Other NEOs as a group to determine the “Compensation Actually Paid for the Other NEOs as a group.

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	2022	2021	2020
Summary Compensation Table — Total Compensation	$1,759,789	$1,667,845	$1,807,140
Deduct Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$1,264,365	$1,145,961	$941,679
Add Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$1,101,631	$816,603	$1,423,498
Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$(869,989)	$(84,956)	$164,422
Add Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	—	—	$46,644
Add Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied During Fiscal Year	$(256,703)	$207,877	$37,349
Deduct Fair Value as of Prior Fiscal Year End of Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	$(118,110)	—	$(49,991)
Compensation Actually Paid	$352,253	$1,461,408	$2,487,383

(4)
Represents the Company’s common stock cumulative TSR on a fixed investment of $100 over the fiscal year starting from the market close on the last trading day of fiscal 2019 through the end of each applicable fiscal year in the table, assuming reinvestment of any dividends.

(5)
Represents the cumulative TSR of the Nasdaq Telecommunications Index, the Company’s peer group for this Pay Versus Performance disclosure, on a fixed investment of $100 over the fiscal year starting from the market close on the last trading day of fiscal 2019 through the end of each applicable fiscal year in the table. This is the same peer group the Company uses for its disclosure under Item 201(e) of Regulation S-K.

Financial Performance Measures
As described in greater detail in “Executive Compensation — Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows (the performance measures included in this table are not ranked by relative importance):
■ Revenue	■ Net Income
■ Relative TSR (the Company’s TSR as compared to a peer group established by the Compensation Committee)	■ Adjusted EBITDA
Analysis
The graph below provides a comparison between the compensation actually paid to each of our PEOs and our average compensation actually paid to our Other NEOs against the Company TSR and the peer group TSR.
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The graph below demonstrates the correlation between compensation actually paid to each of our PEOs and average compensation actually paid to our Other NEOs against the Company’s net income for the years ended December 31, 2022, 2021 and 2020.

Compensation Actually Paid vs Net Income (Loss)
Compensation Actually Paid
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$(5,000,000)
$(10,000,000)
2020
2021
2022
Net Income
$150,000,000
$100,000,000
$50,000,000
$-
$(50,000,000)
$(100,000,000)
$(150,000,000)
$(200,000,000)
Compensation Actually Paid to PEO #1
Compensation Actually Paid to PEO #2
Compensation Actually Paid to PEO #3
Compensation Actually Paid to Other NEOs
Net Income (Loss)

As demonstrated in the graph below, the amount of compensation actually paid to the PEOs and the average amount of compensation actually paid to the Other NEOs (as a group). While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the
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table) used by the Company to link compensation actually paid to the company’s NEOs, for the periods presented, to Company performance.

Compensation Actually Paid vs. Revenue
$22,000,000
$12,000,000
$2,000,000
$(8,000,000)
$850,000,000
$840,000,000
$830,000,000
$820,000,000
$810,000,000
$800,000,000
2020
2021
2022
Compensation Actually Paid to PEO #1
Compensation Actually Paid to PEO #2
Compensation Actually Paid to PEO #3
Average Compensation Actually Paid to NEOs
Revenue

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4	Proposal 4 — Approval, on a Non-Binding, Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers
In accordance with Section 14A of the Exchange Act and SEC rules, our stockholders may vote, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers should be held. Stockholders may choose to approve holding an advisory vote on the compensation of our named executive officers annually, every two years or every three years. We believe continuing to have an annual advisory vote on the compensation of our named executive officers allows us to obtain information on stockholders’ views of the compensation of our named executive officers on a more consistent basis. Additionally, we believe that a one-year frequency period provides the highest level of accountability and constructive communication by enabling our stockholder vote to correspond to the majority of information presented in our annual proxy statement. Moreover, an annual advisory vote on the compensation of our named executive officers aligns more closely with our objective to engage in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies and programs. Currently, the Company’s stockholders may vote, on a non-binding, advisory basis, on the compensation of our named executive officers on an annual basis.
The Board will take the outcome of this vote into consideration in determining the frequency of future advisory votes on the compensation of our named executive officers. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our stockholders and the Company to hold future advisory votes more or less frequently.
PROPOSAL 4	The Board of Directors recommends that stockholders vote FOR holding future advisory votes on named executive officer compensation annually.
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5	Proposal 5 — Approval of an Amendment to the Ribbon Communications Inc. Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation
In 2022, State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances. In light of this change in the Delaware General Corporation Law (“DGCL”), we are proposing to amend the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to add a provision exculpating certain of the Company’s officers (in addition to directors) from liability in specific circumstances, as permitted by the DGCL. The proposed amendment would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. We believe limiting the scope of liability helps strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers.
The Board believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Further, the Board believes the proposed provision would not negatively impact stockholder rights. As a result, in consultation with, and upon the recommendation of, the Nominating and Corporate Governance Committee of the Board, the Board determined that it is in the best interests of the Company and our stockholders to amend the Certificate of Incorporation as described herein, and approved the same.
Accordingly, we ask our stockholders to vote on the following resolution:
“RESOLVED, that the Company’s stockholders approve an amendment to the Company’s Restated Certificate of Incorporation to delete the text of Article VI in its entirety and replace the same with the following:
“LIMITATION OF LIABILITY
To the fullest extent permitted by the DGCL, no director or officer of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability; provided, however, that to the extent required from time to time by applicable law, this Article VI shall not eliminate or limit the liability of a director or officer, as applicable, to the extent such liability is provided by applicable law, (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the DGCL, or (iv) for any transactions from which the director or officer derived an improper personal benefit. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of this Corporation shall be limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director or officer for or with respect to any acts or omissions of such director or officer occurring prior to the effective date of such amendment or repeal.”
PROPOSAL 5	The Board recommends that stockholders vote FOR the approval of the Amendment to the Certificate of Incorporation to provide for officer exculpation.
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STOCK INFORMATION
Beneficial Ownership of Our Common Stock
The following table sets forth information regarding beneficial ownership of our common stock as of June 9, 2023 by:
■
each person who beneficially owns, to the best of our knowledge, more than 5% of the outstanding shares of our common stock;

■
each of our current named executive officers;

■
each of our directors; and

■
all of our current executive officers and directors as a group (together, the “Beneficial Holders”).

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to shares. In computing the number of shares beneficially owned by each person named in the following table and the percentage ownership of that person, shares of common stock that the person has the right to acquire within 60 days of June 9, 2023 through the exercise of any equity right, are deemed owned by that person and are also deemed outstanding. These shares are not, however, deemed outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The percentage of common stock outstanding as of June 9, 2023 is based upon 170,224,674 shares of common stock outstanding on that date. Unless otherwise indicated, the address of all listed stockholders is 6500 Chase Oaks Blvd, Suite 100, Plano, TX 75023.
Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Outstanding
NEOs
Bruce McClelland	1,151,963	*
Miguel Lopez(1)	224,702	*
Sam Bucci	204,427	*
Patrick Macken(2)	173,653	*
Tony Scarfo(3)	463,263	*
Directors
Mariano S. de Beer(4)	67,906	*
R. Stewart Ewing, Jr.(4)	97,062	*
Bruns H. Grayson(4)	443,979	*
Beatriz V. Infante(4)	257,375	*
Scott Mair(5)	40,309	*
Shaul Shani(4)	53,382	*
Richard W. Smith	0	—
Tanya Tamone(4)	80,471	*
All current executive officers and directors as a group (13 persons)(6)	3,258,492	1.91%
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Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Outstanding
5% Owners
JPMorgan Chase & Co.(7) ■ OEP II Partners Co-Invest 510 Madison Avenue, 19th Floor New York, NY 10022 ■ JPMorgan Chase 383 Madison Avenue New York, NY 10179 ■ Each of JPMC Heritage and Heritage III 277 Park Avenue New York, NY 10172	52,036,572	30.49%
Swarth Investments Ltd.(8) ■ Newport House 15 The Grange St. Peter Port, Guernsey GY1 4LA	27,877,384	16.33%
Neuberger Berman Group LLC(9) Neuberger Investment Advisers LLC ■ 1290 Avenue of the Americas New York, NY 10104	15,637,367	9.09%

*
Less than 1% of the outstanding shares of common stock.

(1)
Beneficial ownership includes 16,593 shares issuable upon the vesting of RSUs within 60 days of June 9, 2023.

(2)
Beneficial ownership includes 25,000 shares issuable upon the vesting of RSUs within 60 days of June 9, 2023.

(3)
Mr. Scarfo left Ribbon in February 2023.

(4)
Beneficial ownership includes 38,585 shares issuable upon the vesting of RSUs within 60 days of June 9, 2023.

(5)
Beneficial ownership includes 40,309 shares issuable upon the vesting of RSUs within 60 days of June 9, 2023.

(6)
Beneficial ownership includes 273,103 shares issuable upon the vesting of RSUs within 60 days of June 9, 2023.

(7)
Beneficial ownership includes warrants to purchase 441,645 shares of common stock which are exercisable within 60 days of June 9, 2023. JPMorgan Chase & Co. is the sole member of JPMorgan Chase Holdings LLC, which is the sole member of OEP Holdings LLC, which is the sole member of JPMC Heritage Parent LLC, which is the general partner of OEP General Partner III L.P., which is the general partner of Heritage PE (OEP) III, L.P. OEP II Partners Co-Invest, L.P. is subject to certain contractual agreements and statutory obligations to acquire and vote shares side-by-side with Heritage PE (OEP) III, L.P. By virtue of these agreements and obligations, JPMorgan Chase & Co. may be deemed to have or share beneficial ownership over the shares held directly by OEP II Partners Co-Invest, L.P. Notwithstanding the above, JPMorgan Chase does not directly or indirectly own any interest in OEP II Partners Co-Invest, L.P. J.P. Morgan Securities LLC, an affiliate of JPMorgan Chase & Co., is a registered broker-dealer. Rick W. Smith, an officer of JPMorgan Chase & Co., is a member of the Board of Directors of the Company.

(8)
Beneficial ownership includes warrants to purchase 441,645 shares of common stock which are exercisable within 60 days of June 9, 2023. Each of Nicholas Moss, Suzanne Hart and Georgios Antoniades, each a director of Swarth Investments Ltd., may be deemed to have investment discretion over the shares of common stock held by Swarth Investments Ltd, which investment discretion requires the approval of at least two of such directors. Shaul Shani, Founder and Chairman of the Swarth Group, is a member of the Board of Directors of the Company.

(9)
Beneficial ownership includes warrants to purchase 1,821,166 shares of common stock which are exercisable within 60 days of June 9, 2023 held by Neuberger Berman Group LLC (“NBG”) and client funds and accounts managed or advised by Neuberger Berman Investment Advisers LLC (“NBIA”). NBG and certain of its affiliates, including NBIA, have voting power and investment power over the shares. NBG and its affiliates do not, however, have any economic interest in the shares.

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ADDITIONAL INFORMATION
Information about the Annual Meeting

Date and Time	Meeting URL	Record Date
Thursday, August 3, 2023 10:00 a.m. Eastern Time	www.virtualshareholder meeting.com/RBBN2023	June 9, 2023
Our Board is soliciting proxies for the 2023 Annual Meeting to be held on Thursday, August 3, 2023, and at any adjournments, continuations or postponements thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 3, 2023
This Proxy Statement and the 2022 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
This Proxy Statement, form of proxy and the 2022 Annual Report are first being made available to stockholders on or about June 20, 2023.

Why am I receiving these materials?
You have received these proxy materials because our Board is soliciting your vote at the 2023 Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. Our Board has made these proxy materials available to you over the Internet, or, at your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2023 Annual Meeting.

When and where is the meeting?
The 2023 Annual Meeting will be held on Thursday, August 3, 2023 at 10:00 a.m., Eastern Time. The 2023 Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the 2023 Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RBBN2023 and entering your 16-digit control number, as described under “How can I attend the 2023 Annual Meeting” below. This solicitation is for proxies for use at the 2023 Annual Meeting or at any reconvened meeting after an adjournment or postponement of the 2023 Annual Meeting.
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Who may vote at the meeting?
Stockholders of record at the close of business on June 9, 2023, the record date, or holders of a valid proxy, may attend and vote electronically at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted. As of the close of business on June 9, 2023, an aggregate of 170,224,674 shares of our common stock were outstanding. In addition, 55,000 shares of our Series A Preferred Stock were outstanding, however, such shares will not be entitled to vote at the meeting.

How many shares must be present to hold the meeting?
A majority of the 170,224,674 shares of our common stock that were outstanding as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are properly represented electronically at the meeting or that are represented by a valid proxy properly submitted over the Internet, by telephone or by mail. Further, for purposes of establishing a quorum, we count as present shares that a stockholder holds and that are represented by their proxy even if the stockholder does not vote on one or more of the matters to be voted upon. If a quorum is not present at the scheduled time of the 2023 Annual Meeting, the chairperson of the meeting is authorized by our by-laws to adjourn the meeting, without the vote of stockholders.

What vote is required to approve each matter, and how are votes counted?
Proposal		Vote Required	Effect of Abstentions
1	Election of eight directors as named in this Proxy Statement
In an uncontested election, such as the election of directors at the 2023 Annual Meeting, to be elected, each of the nominees for director must receive more votes “For” such nominee’s election than “Against” such election. With respect to each nominee, you may vote “For,” “Against,” or “Abstain.”
Abstaining will have no effect on the outcome of the election.
2	Ratification of the appointment of auditors
The affirmative vote of a majority of the shares of common stock present or represented at the 2023 Annual Meeting and entitled to vote on this proposal will be required to approve this proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal.
Abstaining from voting on this proposal will have the effect of a vote against this proposal.
3	Approval, on a non-binding advisory basis, of the compensation of our named executive officers
The vote on the compensation of the named executive officers is non-binding, as provided by law. However, our Board and its Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers. The affirmative vote of a majority of the shares of common stock present or represented at the 2023 Annual Meeting and entitled to vote on this proposal will be required to approve this proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal.
Abstaining from voting on this proposal will have the effect of a vote against this proposal.
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Proposal		Vote Required	Effect of Abstentions
4	Approval, on a non-binding advisory basis, of the frequency of future votes on the compensation of our named executive officers
The vote on the frequency of future votes on the compensation of the named executive officers is non-binding, as provided by law. However, our Board and its Compensation Committee will review and consider the outcome of this vote when making future decisions on the frequency of such proposals. The frequency option receiving the most votes of the votes cast by shares of common stock present or represented at the 2023 Annual Meeting will be considered approved under this proposal. You may vote “Annually,” “Every Two Years,” or “Every Three Years” on this proposal.
Abstaining from voting on this proposal will have the effect of a vote against this proposal.
5	Approval of an amendment to the Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation
The affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal at the 2023 Annual Meeting will be required to approve this proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal.
Abstaining from voting on this proposal will have the effect of a vote against this proposal.
For the proposals relating to the election of directors (Proposal 1), the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 3), the frequency, on a non-binding, advisory basis, of future stockholder votes on the compensation of our named executive officers (Proposal 4), and the approval of the amendment to our Certificate of Incorporation to provide for officer exculpation (Proposal 5), please note that if you are a beneficial owner of our common stock and your stock is held through a broker, bank or other nominee (in “street name”), under stock exchange rules a broker, bank or other nominee subject to those rules is not permitted to vote your shares on these three proposals without your instruction. Therefore, if a beneficial owner of our common stock fails to instruct such a broker, bank or other nominee how to vote on Proposals 1, 3, 4, and 5, that beneficial owner’s shares cannot be voted on these matters — in other words, your broker, bank or other nominee’s proxy will be treated as a “broker non-vote,” which is explained in the following question and explanation.

What are broker non-votes, and what is the effect of broker non-votes?
Brokers, banks and other nominees have the discretion to vote shares held in “street name” — a term that means the shares are held in the name of the broker, bank or other nominee on behalf of its customer, the beneficial owner — on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, but not on non-routine matters. Generally, broker non-votes occur when shares held by a broker, bank or other nominee for a beneficial owner are not voted with respect to a non-routine matter because the broker, bank or other nominee has not received voting instructions from the beneficial owner and the broker, bank or other nominee lacks discretionary authority to vote the shares because of the non-routine nature of the matter. The election of directors (Proposal 1), the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 3), the frequency, on a non-binding, advisory basis, of future stockholder votes on the compensation of our named executive officers (Proposal 4), and the approval of the amendment to our Certificate of Incorporation to provide for officer exculpation (Proposal 5) are “non-routine” matters for which brokers, banks and other nominees, under applicable stock exchange rules, may not exercise discretionary voting power without instructions from the beneficial owner, and therefore broker non-votes will not affect the outcome of the vote on Proposals 1, 3 and 4 and will have the effect of a vote against Proposal 5.
The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a “routine” matter for which brokers have discretionary authority to vote. Therefore, we do not expect any broker non-votes in connection with this proposal. Broker non-votes are counted as shares present for purposes of determining the presence of a quorum. Your vote is very important,
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whether you hold directly or through a broker, bank or other nominee. We encourage you to read this Proxy Statement and the 2022 Annual Report carefully and if you are a beneficial owner, please be sure to give voting instructions to your broker, bank or other nominee.

What happens if an incumbent director nominee fails to receive more “FOR” votes than “AGAINST” votes?
Our Corporate Governance Guidelines require that as a condition to being nominated by the Board for re-election as a director, each incumbent director must deliver to the Board an irrevocable resignation from the Board that will become effective if, and only if, both:
(i)
in the case of an uncontested election, such nominee does not receive more votes “FOR” his or her election than votes “AGAINST” such election, and

(ii)
the Board accepts such resignation.

The Board will decide (based on the recommendation of a committee of the Board) whether to accept the director’s resignation within 90 days after the election results are certified.
An incumbent director who does not receive the required vote in an uncontested election will continue to serve as a director while the Nominating and Corporate Governance Committee and the Board decide whether to accept or reject such director’s resignation. If the Board accepts such resignation, the Board may fill the remaining vacancy or may decrease the size of the Board in accordance with our by-laws. Our Corporate Governance Guidelines are posted on our website at www.ribboncommunications.com.

How can I attend the 2023 Annual Meeting?
In order to encourage attendance by all stockholders, the 2023 Annual Meeting will be held entirely online. Stockholders may participate in the 2023 Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/RBBN2023.
Whether you are a registered holder or if you hold your shares in “street name” through a broker, bank or other nominee, you will need to provide your name, email address, phone number and your 16-digit control number included in the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form to enter the virtual meeting.
We encourage you to access the meeting prior to the start time. The online portal will open approximately 15 minutes before the start of the 2023 Annual Meeting.
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How can I vote during the 2023 Annual Meeting?
Please visit www.virtualshareholdermeeting.com/RBBN2023 in order to vote your shares during the 2023 Annual Meeting until the polls are closed. You will need your 16-digit control number in order to vote your shares. Your 16-digit control number can be found on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form. For additional information regarding how to register for and attend the 2023 Annual Meeting, see “How can I attend the 2023 Annual Meeting?” above.

How can I vote my shares without attending the meeting?
If you are a stockholder of record, you may vote by proxy in any of the following ways:
Submit your proxy by mail
You may complete, date and sign the proxy card and mail it in the postage-prepaid envelope that you received. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you return. If you return the proxy card but do not give any instructions on a particular matter described in this Proxy Statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board.

Submit your proxy over the Internet
If you have Internet access, you may vote over the Internet at www.proxyvote.com by following the instructions set forth on your proxy card. If you submit your proxy over the Internet, it is not necessary to return your proxy card.

Submit your proxy using your mobile device
Scan the QR code to visit www.proxyvote.com on your mobile device
Submit your proxy by telephone
If you are located in the United States or Canada, you may vote by telephone by calling 1-800-690-6903 and following the instructions set forth on your proxy card. If you submit your proxy by telephone, it is not necessary to return your proxy card.

The ability to vote by telephone or over the Internet for stockholders of record will be available until 11:59 p.m., Eastern Daylight Time on August 2, 2023. In light of potential delays in mail service, we encourage stockholders to submit their proxy via telephone or online.

If your shares are held in the name of a broker, bank or other nominee, please follow the voting instructions on the forms you received from such broker, bank or other nominee.
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Who is serving as the Company’s inspector of elections?
Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes for the 2023 Annual Meeting.

How can I change my vote?
You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and submitting a new proxy card with a later date, submitting a proxy by telephone or submitting a proxy over the Internet (your latest telephone or Internet proxy is counted), by giving written notice of revocation to our Corporate Secretary prior to the 2023 Annual Meeting or by attending the meeting and voting electronically. If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker. Attending the meeting by itself, however, will not revoke your proxy.

Why are you holding a virtual meeting?
As a public company we have stockholders located all over the world. In order to encourage as many stockholders as possible to participate in the meeting, no matter where they are located, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the 2023 Annual Meeting so they can ask questions of our Board and/or management. You will be able to attend the 2023 Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/RBBN2023. You also will be able to vote your shares electronically at the 2023 Annual Meeting by following the instructions above.

What if during the check-in time or during the 2023 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
If you encounter technical difficulties accessing the virtual 2023 Annual Meeting website, please call the technical support number that will be posted on the virtual meeting website.

Will there be a question-and-answer session during the Annual Meeting?
As part of the 2023 Annual Meeting, we intend to hold a live question and answer session, during which we expect to answer appropriate questions submitted during and in advance of the meeting that are pertinent to the Company and the meeting matters, as time permits.
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Stockholder Proposals for Inclusion in 2023 Proxy Statement
To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2024, stockholder proposals must be received at our principal executive offices no later than February 21, 2024, which is 120 calendar days before the date our proxy statement was released to our stockholders in connection with the 2023 Annual Meeting, and must otherwise comply with the rules promulgated by the SEC. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting on August 3, 2023, then the deadline is a reasonable time before we begin to print and mail proxy materials.
Stockholder Nominations and Proposals for Presentation at 2024 Annual Meeting
According to our by-laws, we must receive proposals of stockholders and director nominations intended to be presented at the 2024 Annual Meeting but not included in the proxy statement by the close of business on May 5, 2024, but not before April 5, 2024, which is not later than the ninetieth (90th) day nor earlier than the one hundred twentieth (120th) day prior to the first anniversary of the date of the 2023 Annual Meeting. Such proposals must be delivered to the Corporate Secretary of the Company at our principal executive office. However, in the event the 2024 Annual Meeting is scheduled to be held on a date before July 4, 2024, or after October 12, 2024, which are dates 30 days before or 70 days after the first anniversary of our 2023 Annual Meeting, then your notice must be received by us at our principal executive office not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day before the scheduled date of such annual meeting or the 10th day after the day on which we first make a public announcement of the date of such annual meeting. Any proposals that are not made in accordance with the above standards may not be presented at the 2024 Annual Meeting.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with our by-laws and Rule 14a-19 under the Securities Exchange Act of 1934.
Stockholders Sharing the Same Address
We have adopted a procedure called “householding.” Under this procedure, we are delivering only one copy of the Notice of Internet Availability of Proxy Materials or, if requested, printed proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards.
We will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials or, if requested, printed proxy materials, to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of these proxy materials, please submit your request to:

Broadridge Financial Solutions by calling 1-800-579-1639	or in writing addressed to: Ribbon Communications Inc. Attn: Investor Relations 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023
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If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the Notice of Internet Availability of Proxy Materials or printed proxy materials in the future, or are currently receiving multiple copies and would like to receive only one copy, please contact:

Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717	or by calling Broadridge Householding Department at: 1-866-540-7095
A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.
Form 10-K
Our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, is being delivered without charge to stockholders in connection with this proxy solicitation. With the payment of an appropriate processing fee, we will provide copies of the exhibits to our Annual Report on Form 10-K. Please address all such requests to our principal executive offices:

Investor Relations Department Ribbon Communications Inc. Attn: Investor Relations 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023
Other Matters
Our Board knows of no other matters to be submitted at the meeting and the deadline under our by- laws for submission of matters by stockholders has passed. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in their discretion.
The accompanying proxy is solicited by and on behalf of our Board. We will pay the costs of soliciting proxies from stockholders. In addition to soliciting proxies by mail, by telephone and via the Internet, our directors, executive officers and other employees may solicit proxies, either personally or by other electronic means, on our behalf, without special compensation. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.
By Order of the Board of Directors, Patrick W. Macken Executive Vice President, Chief Legal Officer and Corporate Secretary
Plano, Texas June 20, 2023
Ribbon Communications Inc. 2023 Proxy Statement | 79

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
APPENDIX A
SECOND CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
RIBBON COMMUNICATIONS INC.

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

Ribbon Communications Inc., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:
FIRST:   The Board of Directors of the Corporation duly adopted resolutions, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth certain amendments to the Restated Certificate of Incorporation, as amended, of the Corporation (the “Certificate of Incorporation”) and declaring said amendments to be advisable and in the best interests of the Corporation.
SECOND:   Article VI of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
ARTICLE VI
LIMITATION OF LIABILITY
To the fullest extent permitted by the DGCL, no director or officer of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability; provided, however, that to the extent required from time to time by applicable law, this Article VI shall not eliminate or limit the liability of a director or officer, as applicable, to the extent such liability is provided by applicable law, (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the DGCL, or (iv) for any transactions from which the director or officer derived an improper personal benefit. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of this Corporation shall be limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director or officer for or with respect to any acts or omissions of such director or officer occurring prior to the effective date of such amendment or repeal.
THIRD: This Second Certificate of Amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [•], 2023.
Ribbon Communications Inc. 2023 Proxy Statement | A-1

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
APPENDIX B
Reconciliation of Non-GAAP Financial Measures
Our management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs. We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and when planning and forecasting future periods. Our annual financial plan is prepared on a non-GAAP basis and is approved by our Board. In addition, budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis, and actual results on a non-GAAP basis are assessed against the annual financial plan. We define continuing operations as the ongoing results of our business adjusted for certain expenses and credits, as described below. We believe that providing non-GAAP information to investors will allow investors to view the financial results in the way our management views them and helps investors to better understand our core financial and operating performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance.
While our management uses non-GAAP financial measures as tools to enhance its understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures. In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures. In particular, many of the adjustments to our financial measures reflect the exclusion of items that are recurring and will be reflected in its financial results for the foreseeable future.
	Year Ending December 31, 2023 Range
Adjusted EBITDA ($ in millions)
GAAP loss from Operations	(17.3)	(2.3)
Depreciation	15.4	15.4
Stock-based compensation	22.0	22.0
Amortization of acquired intangible assets	56.9	56.9
Acquisition-, disposal- and integration-related	0.6	0.6
Restructuring and related	17.4	17.4
Non-GAAP outlook	95.0	110.0
Ribbon Communications Inc. 2023 Proxy Statement | B-1

Ribbon Communications Inc.
6500 Chase Oaks Blvd, Suite 100
Plano, Texas 75023
(978) 614-8100
www.rbbn.com

RBBN | Nasdaq Listed

NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.12345SHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateCONTROL #SHARESSCAN TOVIEW MATERIALS & VOTE0000616446_1 R1.0.0.6RIBBON COMMUNICATIONS INC.6500 CHASE OAKS BLVD.SUITE 100PLANO, TX 75023Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 08/02/2023. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 08/02/2023. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR the following:1. Election of DirectorsNomineesFor Against Abstain1a. R. Stewart Ewing, Jr.1b. Bruns H. Grayson1c. Beatriz V. Infante1d. Scott Mair1e. Bruce W. McClelland1f. Shaul Shani1g. Richard W. Smith1h. Tanya TamoneThe Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain2. To ratify the appointment of Deloitte & Touche LLP as RibbonCommunications' independent registered public accounting firm for thefiscal year ending December 31, 2023.For Against Abstain3. To approve, on a non-binding, advisory basis, the compensation ofRibbon Communications' named executive officers as disclosed in the"Compensation Discussion and Analysis" section and the accompanyingcompensation tables and related narratives contained in the ProxyStatement.The Board of Directors recommends you vote 1 YEAR on thefollowing proposal: 1 year 2 years 3 years Abstain4. To approve, on a non-binding, advisory basis, thefrequency of future advisory votes on the compensation ofRibbon Communications' named executive officers.The Board of Directors recommends you vote FOR the following proposal: For Against Abstain5. To approve of an amendment to Ribbon Communications' RestatedCertificate of Incorporation to reflect new Delaware law provisionsregarding officer exculpation.NOTE: In their discretion, the proxy holders are authorized to vote uponother business, if any, that may properly come before the meeting and anyadjournments, continuations, or postponements thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2022 Annual Report are available at www.proxyvote.comAnnual Meeting of StockholdersRIBBON COMMUNICATIONS INC.August 3, 2023 10:00 A.M. EDTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of Ribbon Communications Inc., a Delaware corporation, hereby acknowledge(s) receipt of the notice of Annual Meeting of Stockholders and ProxyStatement and hereby appoint(s) Bruce McClelland and Patrick Macken, or either of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of theundersigned, to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Ribbon Communications Inc. that the stockholder(s) is/areentitled to vote at the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Ribbon Communications Inc. to be held on Thursday, August 3, 2023 at 10:00 A.M. EDT, atwww.virtualshareholdermeeting.com/RBBN2023, and at any adjournments, continuations, or postponements thereof.Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good causewill not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) onsuch other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted inaccordance with the Board of Directors’ recommendations.Continued and to be signed on reverse side